                                                              Rule 497(c)
                                                              File No.: 811-6161

                      PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated August 4, 2000
                                     to the
          Prospectus for Institutional and Administrative Class Shares
                              Dated April 3, 2000

               Disclosure Relating to PIMCO Growth & Income Fund
                      (formerly PIMCO Mid-Cap Equity Fund)

      Effective August 1, 2000, PIMCO Mid-Cap Equity Fund (the "Fund") changed its name to "PIMCO Growth & Income Fund." In connection with this change, the Fund Summary for the Fund on pages 17 and 18 of the Prospectus is amended to read in its entirety as set forth on the next two pages. In addition, the information for PIMCO Mid-Cap Equity Fund in the table on page 3 of the Prospectus is amended to read as follows:

                                                                                            Approximate
     Sub-                                                                                   Number of
     Adviser   Fund     Investment Objective                    Main Investments            Holdings
    ---------------------------------------------------------------------------------------------------
     PIMCO     Growth   Seeks long-term growth of capital;      Securities of companies        40-60
     Equity    & Income current income is a secondary objective with market capitalizations
     Advisors                                                   of at least $1 billion

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal Investments
and
Strategies
              Investment Objective
                                  Fund Focus            Approximate
              Seeks long-term     Medium and large      Capitalization Range
              growth of           capitalization        More than $1 billion
              capital; current    stocks
              income is a
              secondary
              objective
              Fund Category       Approximate Number    Dividend Frequency
              Blend Stocks        of Holdings           At least annually
                                  40-60
            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and REITs.
              When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.
              When selecting stocks for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest in preferred stocks, corporate bonds, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating
            Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.
              The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk         . Liquidity Risk    . High Yield Risk
              . Issuer Risk         . Foreign           . Credit Risk
              . Growth Securities     Investment Risk   . Management Risk
                Risk                . Currency Risk
              . Value Securities    . Focused
                Risk                  Investment Risk
              . Smaller Company     . Interest Rate
                Risk                  Risk

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class Shares. During the periods shown, Administrative Class shares were outstanding only from 8/21/97 (the inception date of Administrative Class shares) to 5/27/99 (the date on which all remaining Administrative Class shares were redeemed). For periods prior to 8/21/97 and after 5/27/99, performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior and subsequent Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page reflects the Fund's advisory fee level in effect prior to August 1, 2000 (0.63% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            6/30/00       12.09%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          40.12%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -11.53%

    [GRAPH]

'95       31.72%
'96       17.31%
'97       16.22%
'98       29.89%
'99       51.81%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                  1 Year 5 Years (12/28/94)(/3/)
            --------------------------------------------------------------------
         Institutional Class                      51.81% 28.77%  28.72%
            --------------------------------------------------------------------
         Administrative Class                     51.32% 28.48%  28.41%
            --------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)               14.73% 23.05%  23.05%
            --------------------------------------------------------------------
         Lipper Large-Cap Core Fund Average(/2/)  22.29% 25.53%  25.53%
            --------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
                It does not take into account sales charges. The Lipper Large-Cap Core Fund Average replaced the Lipper Mid-Cap Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment). For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.60%    None           0.25%         0.85%
            ------------------------------------------------------------------
         Administrative  0.60     0.25%          0.25          1.10
            ------------------------------------------------------------------
            (1) Other Expenses reflects a 0.25% Administrative Fee paid by the class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 87     $271           $471          $1,049
            ------------------------------------------------------------------
         Administrative   112      350            606           1,340
            ------------------------------------------------------------------

                    Changes to "Summary of Principal Risks"

       The section of the Prospectus captioned "Summary of Principal Risks" is amended as follows:

    1. The subsection of the Prospectus captioned "Summary of Principal Risks --Interest Rate Risk" is amended to state in its entirety as follows:

      "Interest Rate Risk

        To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

        As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease. Securities with longer "durations' (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration."

    2. A new subsection captioned "High Yield Risk" is added to "Summary of Principal Risks."

      "High Yield Risk

        Funds that invest in high yield securities and unrated securities of similar quality (commonly known as "junk bonds') may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. The Growth & Income Fund is particularly susceptible to this risk. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund's ability to sell its high yield securities."

    3. The subsection captioned "Smaller Company Risk" is revised to indicate that PIMCO Growth & Income Fund has significant exposure to this risk because it may invest significantly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     Changes to "Characteristics and Risks of Securities and Investment
                                 Techniques"

      The section of the Prospectus captioned "Characteristics and Risks of Securities and Investment Techniques" is amended as follows:

    1. The subsection captioned "Fixed Income Securities and Defensive Strategies" is amended by adding the following disclosure:

      "The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and Real Estate Investment Trusts, or "REITs.' The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions."

    2. A subsection captioned "Corporate Debt Securities" is added. It reads in its entirety as follows:

      "Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations."

    3. The subsection captioned "Convertible Securities" is revised to read in its entirety as follows:

      "Each Fund may invest in convertible securities. The Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective."

    4. A subsection captioned "High Yield Securities" is added. It reads in its entirety as follows:

      "Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield' or "junk' bonds. The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities."

    5. The subsection captioned "Changes in Investment Objectives and Policies" is revised by adding the following disclosure:

      The investment objective of the Growth & Income Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval.

    6. The subsection captioned "Companies with Smaller Market
    Capitalizations" is revised to indicate that PIMCO Growth & Income Fund has significant exposure to the risks discussed in this section because it may invest significantly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

    Change in Portfolio Management Arrangements

      Effective August 1, 2000, the portfolio managers of the Fund will be Kenneth W. Corba and Peter C. Thoms of PIMCO Equity Advisors. Information about Mr. Corba, the Fund's current co-portfolio manager, and PIMCO Equity Advisors is set forth in the Prospectus under the caption "Management of the Funds -- Sub-Advisers." Mr. Thoms is a Research Analyst with PIMCO Equity Advisors. Prior to joining PIMCO Equity Advisors in May 1999, he was an investment analyst at Federated Investors from July 1998 to May 1999.

    Financial Highlights

    The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of the Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information may reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. Except as provided in the next sentence, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report to shareholders. The information for the period ended December 31, 1999 is included in the Trust's semi-annual report to shareholders and is unaudited. The annual report and semi-annual report are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.


                               Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
             Year or             Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
              Period           Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
              Ended            of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
    ------------------------------------------------------------------------------------------------------------------
     Growth & Income Fund (i)
      Institutional Class
       12/31/99+                $15.84      $(0.05)(a)      $4.50(a)      $4.45      $(0.11)      $0.00        $(8.60)
       06/30/99                  13.53       (0.03)(a)       2.99(a)       2.96        0.00        0.00         (0.65)
       06/30/98                  14.04       (0.03)(a)       3.61(a)       3.58        0.00        0.00         (4.09)
       06/30/97                  14.66       (0.06)(a)       1.31(a)       1.25        0.00        0.00         (1.87)
       11/01/95-06/30/96         12.92        0.49           1.62          2.11        0.00        0.00         (0.37)
       12/28/94-10/31/95         10.00        0.02           2.92          2.94       (0.02)       0.00          0.00
      Administrative Class
       07/01/98-05/27/99(b)      13.50       (0.05)(a)       1.71(a)       1.66        0.00        0.00         (0.65)
       08/21/97-06/30/98         15.27       (0.05)(a)       2.37(a)       2.32        0.00        0.00         (4.09)

    -------
    *   Annualized
    +   Unaudited
    (i) Formerly PIMCO Mid-Cap Equity Fund. The information provided for the Growth & Income Fund reflects the results of operations under the Fund's former Sub-Adviser through June 30, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
    (a) Per share amounts based on average number of shares outstanding during the period.
    (b) All Administrative Class shares of the Mid-Cap Equity Fund were redeemed on May 27, 1999.

                                           Fund                                                         Ratio of Net
Distributions                          Reimbursement                                       Ratio of      Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to   Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net    to Average
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets       Net Assets
    -----------------------------------------------------------------------------------------------------------------
    $0.00        $0.00      $(8.71)        $0.00      $11.58      33.22%      $  5,455       1.10%(c)*      (0.66)%*
     0.00         0.00       (0.65)         0.00       15.84      23.18          7,399       0.89           (0.22)
     0.00         0.00       (4.09)         0.00       13.53      30.40          8,488       0.89           (0.25)
     0.00         0.00       (1.87)         0.00       14.04       9.61          7,591       1.15           (0.43)
     0.00         0.00       (0.37)         0.00       14.66      16.72          8,378       0.88*          (0.32)*
     0.00         0.00       (0.02)         0.00       12.92      29.34          8,357       0.88*           0.24*
     0.00         0.00       (0.65)         0.00       14.51      13.12              0       1.14*          (0.45)*
     0.00         0.00       (4.09)         0.00       13.50      19.65          2,371       1.13*          (0.49)*
Distributions
in Excess of
Net Realized     Portfolio
Capital Gains  Turnover Rate
    -----------------------------------------------------------------------------------------------------------------
    $0.00           123%
     0.00           273
     0.00           268
     0.00           202
     0.00            97
     0.00           132
     0.00           273
     0.00           268

    -------
     (c) Ratio of expenses to average net assets excluding interest expense is 0.88%.

                                                              Rule 497(c)
                                                              File No.: 811-6161

                      PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated August 7, 2000
                                     to the
                     Prospectus for Class A, B and C Shares
                              Dated April 3, 2000

               Disclosure Relating to PIMCO Growth & Income Fund
                      (formerly PIMCO Mid-Cap Equity Fund)

      Effective August 7, 2000, PIMCO Funds: Multi-Manager Series intends to offer Class A, B, and C shares of PIMCO Growth & Income Fund (formerly known as "PIMCO Mid-Cap Equity Fund"). In connection with this, the following Fund Summary is added to the Prospectus.

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Medium and large       Capitalization Range
and           growth of            capitalization         More than $1 billion
Strategies    capital; current     stocks
              income is a
              secondary
              objective

              Fund Category        Approximate Number     Dividend Frequency
              Blend Stocks         of Holdings            At least annually
                                   40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and REITs.

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting stocks for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest in preferred stocks, corporate bonds, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Liquidity Risk     . High Yield Risk
              . Issuer Risk          . Foreign            . Credit Risk
              . Growth Securities      Investment Risk    . Management Risk
                Risk                 . Currency Risk
              . Value Securities     . Focused Investment Risk
                Risk                 . Interest Rate Risk
              . Smaller Company
                Risk

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Average Annual Total
            Returns table also shows estimated historical performance for Class A, B and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page reflects the Fund's advisory fee level in effect prior to August 1, 2000 (0.63% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            6/30/00       12.09%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          40.12%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -11.53%

    [GRAPH]

'95       31.72%
'96       17.31%
'97       16.22%
'98       29.89%
'99       51.81%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                  1 Year 5 Years (12/28/94)(/3/)
            --------------------------------------------------------------------
         Institutional Class                      51.81% 28.77%  28.72%
            --------------------------------------------------------------------
         Class A                                  42.90% 26.82%  26.77%
            --------------------------------------------------------------------
         Class B                                  45.99% 27.17%  27.20%
            --------------------------------------------------------------------
         Class C                                  49.30% 27.32%  27.27%
            --------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)               14.73% 23.05%  23.05%
            --------------------------------------------------------------------
         Lipper Large-Cap Core Fund Average(/2/)  22.29% 25.53%  25.53%
            --------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Fund Average replaced the Lipper Mid-Cap Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment). For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.60%    0.25%             0.50%         1.35%
            -----------------------------------------------------------------
         Class B      0.60     1.00              0.50          2.10
            -----------------------------------------------------------------
         Class C      0.60     1.00              0.50          2.10
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.
            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period        redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A                  $680             $954           $1,249            $2,085   $680   $954 $1,249  $2,085
            -----------------------------------------------------------------------------------------------------------
         Class B                   713              958            1,329             2,144    213    658  1,129   2,144
            -----------------------------------------------------------------------------------------------------------
         Class C                   313              658            1,129             2,431    213    658  1,129   2,431
            -----------------------------------------------------------------------------------------------------------

        Changes to "Management of the Funds"; "Investment Options--
       Class A, B and C Shares"; "How Fund Shares are Priced"; "How
          to Buy and Sell Shares"; "Fund Distributions"; and "Tax
                               Consequences"

        Disclosure for PIMCO Growth & Income Fund for the sections of the Prospectus listed above is incorporated by reference from the corresponding sections of the Prospectus. Except as expressly set forth herein or therein or as the context otherwise requires, references to a "Fund" or the "Funds" in these sections and the sections captioned "Summary of Principal Risks" and "Characteristics and Risks of Securities and Investment Techniques" are deemed to refer to PIMCO Growth & Income Fund.

        PIMCO Advisors serves as Investment Adviser and Administrator for the Fund. The Fund pays monthly advisory fees to PIMCO Advisors at the annual rate of 0.60% of the average daily net assets of the Fund. The Fund pays PIMCO Advisors monthly administrative fees at the annual rate of 0.50% of the average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares, subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

        Kenneth W. Corba of PIMCO Equity Advisors (which serves as Sub-Adviser to the Fund) has served as the portfolio manager of the Fund since July 1999. Information about PIMCO Advisors, Mr. Corba and PIMCO Equity Advisors is set forth in the Prospectus under "Management of the Funds." Peter C. Thomas of PIMCO Equity Advisors serves as a co-portfolio manager of the Fund. Mr. Thomas is a Research Analyst with PIMCO Equity Advisors. Prior to joining PIMCO Equity Advisors in May 1999, he was an investment analyst at Federated Investors from July 1998 to May 1999.

        The Fund intends to declare and distribute income dividends to shareholders of record at least annually.

                    Changes to "Summary of Principal Risks"

       The section of the Prospectus captioned "Summary of Principal Risks" is amended as follows:

    1. The subsection of the Prospectus captioned "Summary of Principal Risks --Interest Rate Risk" is amended to state in its entirety as follows:

      "Interest Rate Risk

        To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

        As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease. Securities with longer "durations' (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration."

    2. A new subsection captioned "High Yield Risk" is added to "Summary of Principal Risks."

      "High Yield Risk

        Funds that invest in high yield securities and unrated securities of similar quality (commonly known as "junk bonds') may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. The Growth & Income Fund is particularly susceptible to this risk. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund's ability to sell its high yield securities."

    3. The subsections captioned "Growth Securities Risk" and "Value Securities Risk" are revised to indicate that PIMCO Growth & Income Fund is particularly susceptible to these risks.

    4. The subsection captioned "Smaller Company Risk" is revised to indicate that PIMCO Growth & Income Fund has significant exposure to this risk because it may invest significantly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

 Changes to "Characteristics and Risks of Securities and Investment Techniques"

      The section of the Prospectus captioned "Characteristics and Risks of Securities and Investment Techniques" is amended as follows:

    1. The subsection captioned "Fixed Income Securities and Defensive Strategies" is amended by adding the following disclosure:

      "The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and Real Estate Investment Trusts, or "REITs.' The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions."

    2. The subsection captioned "Foreign Securities" is amended to indicate that PIMCO Growth & Income Fund may invest up to 15% of its assets in foreign securities, and may invest in ADRs, EDRs and GDRs.

    3. The subsection captioned "Foreign Currencies" is amended to indicate that PIMCO Growth & Income Fund may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates.

    4. The subsection captioned "Derivatives" is amended to indicate that PIMCO Growth & Income Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. PIMCO Growth & Income Fund may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies.

    5. The subsection captioned "Companies with Smaller Market
    Capitalizations" is revised to indicate that PIMCO Growth & Income Fund has significant exposure to the risks discussed in this section because it may invest significantly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

    6. A subsection captioned "Corporate Debt Securities" is added. It reads in its entirety as follows:

      "Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations."

    7. The subsection captioned "Convertible Securities" is revised to read in its entirety as follows:

      "Each Fund may invest in convertible securities. The Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective."

    8. A subsection captioned "High Yield Securities" is added. It reads in its entirety as follows:

      "Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield' or "junk' bonds. The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities."

    9. The subsection captioned "Changes in Investment Objectives and Policies" is revised by adding the following disclosure:

      The investment objective of the Growth & Income Fund may be changed by the Board of Trustees without shareholder approval.

    Financial Highlights

      The Fund did not offer Class A, B or C shares during the periods indicated, and therefore Financial Highlights for the Fund are not included.

                                                              Rule 497(c)
                                                              File No.: 811-6161

                      PIMCO FUNDS: MULTI-MANAGER SERIES

                        Supplement Dated August 7, 2000
                                     to the
                         Prospectus for Class D Shares
                               Dated June 1, 2000

               Disclosure Relating to PIMCO Growth & Income Fund
                      (formerly PIMCO Mid-Cap Equity Fund)

      Effective August 7, 2000, PIMCO Funds: Multi-Manager Series intends to offer Class A, B and C shares of PIMCO Growth & Income Fund (formerly known as "PIMCO Mid-Cap Equity Fund"). In connection with this, the following Fund Summary is added to the Prospectus.

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Medium and large       Capitalization Range
and           growth of            capitalization         More than $1 billion
Strategies    capital; current     stocks
              income is a
              secondary
              objective

              Fund Category        Approximate Number     Dividend Frequency
              Blend Stocks         of Holdings            At least annually

                                   40-60
            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and REITs.

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting stocks for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest in preferred stocks, corporate bonds, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Liquidity Risk     . High Yield Risk
              . Issuer Risk          . Foreign            . Credit Risk
              . Growth Securities      Investment Risk    . Management Risk
                Risk                 . Currency Risk
              . Value Securities     . Focused Investment Risk
                Risk                 . Interest Rate Risk
              . Smaller Company
                Risk

Performance The following shows summary performance information for the Fund Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class D shares during the periods shown. Although Class D and Institutional Class shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Class D performance would be lower than Institutional Class performance because of the higher expenses paid by Class D shares.

            The Average Annual Total Returns table also shows estimated historical performance for Class D shares. The estimated Class D performance is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares.

            The performance information on the next page reflects the Fund's advisory fee level in effect prior to August 1, 2000 (0.63% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            6/30/00       12.09%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          40.12%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -11.53%

    [GRAPH]

'95       31.72%
'96       17.31%
'97       16.22%
'98       29.89%
'99       51.81%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                                  1 Year 5 Years (12/28/94)(/3/)
            --------------------------------------------------------------------
         Institutional Class                      51.81% 28.77%  28.72%
            --------------------------------------------------------------------
         Class D                                  51.22% 28.27%  28.21%
            --------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)               14.73% 23.05%  23.05%
            --------------------------------------------------------------------
         Lipper Large-Cap Core Fund Average(/2/)  22.29% 25.53%  25.53%
            --------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Fund Average replaced the Lipper Mid-Cap Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment). For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class D shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)None Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                              Distribution                        Total Annual
                   Advisory   and/or Service      Other           Fund Operating
                   Fees       (12b-1) Fees(/1/)   Expenses(/2/)   Expenses
            --------------------------------------------------------------------
         Class D   0.60       0.25%               0.50%           1.35%
            --------------------------------------------------------------------
            (1) The Fund's administration agreement includes a plan for Class
                D shares that has been adopted in conformity with the
                requirements set forth in Rule 12b-1 under the Investment
                Company Act of 1940. Up to 0.25% per year of the total
                Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.75% per year under the administration agreement regardless of whether a portion or none of the 0.25%
                authorized under the plan is paid under the plan. Please see
                "Management of the Funds--Administrative Fees" for details.
                The Fund intends to treat any fees paid under the plan as
                "service fees" for purposes of applicable rules of the
                National Association of Securities Dealers, Inc. (the "NASD").
                To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic
                equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
            (2) Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees.
              Examples. The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5%
              return each year, the reinvestment of all dividends and
              distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the
              Examples show what your costs would be based on these
              assumptions.
                   Year 1     Year 3              Year 5          Year 10
            --------------------------------------------------------------------
         Class D   $137       $428                $739            $1,624
            --------------------------------------------------------------------

Changes to "Management of the Funds"; "How Fund Shares are Priced"; "How to Buy and Sell Shares"; "Fund Distributions"; and "Tax Consequences"

      Disclosure for PIMCO Growth & Income Fund for the sections of the Prospectus listed above is incorporated by reference from the corresponding sections of the Prospectus. Except as expressly set forth herein or therein or as the context otherwise requires, references to a "Fund" or the "Funds" in these sections and the sections captioned "Summary of Principal Risks" and "Characteristics and Risks of Securities and Investment Techniques" are deemed to refer to PIMCO Growth & Income Fund.

      PIMCO Advisors serves as Investment Adviser and Administrator for the Fund. The Fund pays monthly advisory fees to PIMCO Advisors at the annual rate of 0.60% of the average daily net assets of the Fund. The Fund pays PIMCO Advisors monthly administrative fees at the annual rate of 0.75% of the average daily net assets attributable in the aggregate to the Fund's Class D shares. As described in the Prospectus under "Management of the Funds--12b-1 Plan for Class D Shares," the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") which provides for the payment of up to 0.25% of the 0.75% Administrative Fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table on the prior page shows the 0.75% Administrative Fee rate under two separate columns entitled "Distribution and/or Service (12b-1) Fees" and "Other Expenses."

      Kenneth W. Corba of PIMCO Equity Advisors (which serves as Sub-Adviser to the Fund) has served as the portfolio manager of the Fund since July 1999. Information about PIMCO Advisors, Mr. Corba and PIMCO Equity Advisors is set forth in the Prospectus under "Management of the Funds." Peter C. Thoms of PIMCO Equity Advisors serves as co-portfolio manager of the Fund. Mr. Thoms is a Research Analyst with PIMCO Equity Advisors. Prior to joining PIMCO Equity Advisors in May 1999, he was an investment analyst at Federated Investors from July 1998 to May 1999.

      The Fund intends to declare and distribute income dividends to shareholders of record at least annually.

                    Changes to "Summary of Principal Risks"

       The section of the Prospectus captioned "Summary of Principal Risks" is amended as follows:

    1. The subsection of the Prospectus captioned "Summary of Principal Risks -- Interest Rate Risk" is amended to state in its entirety as follows:

      "Interest Rate Risk

        To the extent that Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

        As interest rates rise, the value of fixed income securities in a Fund's portfolio are likely to decrease. Securities with longer "durations' (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration."

    2. A new subsection captioned "High Yield Risk" is added to "Summary of Principal Risks."

      "High Yield Risk

        Funds that invest in high yield securities and unrated securities of similar quality (commonly known as "junk bonds') may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. The Growth & Income Fund is particularly susceptible to this risk. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Fund's ability to sell its high yield securities."

    3. The subsections captioned "Growth Securities Risk" and "Value Securities Risk" are revised to indicate that PIMCO Growth &
    Income Fund is particularly susceptible to these risks.

    4. The subsection captioned "Smaller Company Risk" is revised to indicate that PIMCO Growth & Income Fund has significant exposure to this risk because it may invest significantly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

     Changes to "Characteristics and Risks of Securities and Investment
                                 Techniques"

      The section of the Prospectus captioned "Characteristics and Risks of Securities and Investment Techniques" is amended as follows:

    1. The subsection captioned "Fixed Income Securities and Defensive Strategies" is amended by adding the following disclosure:

      "The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and Real Estate Investment Trusts, or "REITs.' The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions."

    2. The subsection captioned "Foreign Securities" is amended to indicate that PIMCO Growth & Income Fund may invest up to 15% of its assets in foreign securities, and may invest in ADRs, EDRs and GDRs.

    3. The subsection captioned "Foreign Currencies" is amended to indicate that PIMCO Growth & Income Fund may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates.

    4. The subsection captioned "Derivatives" is amended to indicate that PIMCO Growth & Income Fund may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. PIMCO Growth & Income Fund may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies.

    5. The subsection captioned "Companies with Smaller Market Capitalizations" is revised to indicate that PIMCO Growth & Income Fund has significant exposure to the risks discussed in this section because it may invest significantly in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

    6. A subsection captioned "Corporate Debt Securities" is added. It reads in its entirety as follows:

      "Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations."

    7. The subsection captioned "Convertible Securities" is revised to read in its entirety as follows:

      "Each Fund may invest in convertible securities. The Growth & Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective."

    8. A subsection captioned "High Yield Securities" is added. It reads in its entirety as follows:

      "Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield' or "junk' bonds. The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities."

    9. The subsection captioned "Changes in Investment Objectives and Policies" is revised by adding the following disclosure:

      The investment objective of the Growth & Income Fund may be changed by the Board of Trustees without shareholder approval.

    Financial Highlights

      The Fund did not offer Class D shares during the periods indicated, and therefore Financial Highlights for the Fund are not included.

                                                              Rule 497(c)
                                                              File No: 811-6161

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                    APRIL 3, 2000, AS REVISED AUGUST 4, 2000

  This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds: Multi-Manager Series (the "Trust"), as supplemented from time to time. Through six Prospectuses, the Trust offers up to six classes of shares of each of its "Funds" and five classes of shares of each of its "Portfolios" (each as defined herein). Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated April 3, 2000. Class D shares of certain Funds are offered through the "Class D Prospectus," dated June 1, 2000. Institutional and Administrative Class shares of certain Funds are offered through two separate prospectuses, the "Trust Institutional Prospectus," dated April 3, 2000, and the "NFJ Institutional Prospectus," dated April 12, 2000 (together, the "Institutional Prospectus"). Class A, Class B and Class C shares of the Portfolios are offered through the "Retail Portfolio Prospectus," dated April 3, 2000, and Institutional and Administrative Class Shares of the Portfolios are offered through the "Institutional Portfolio Prospectus," dated April 3, 2000. The Class A, B and C Prospectus, the Class D Prospectus, the Institutional Prospectus, the Retail Portfolio Prospectus and the Institutional Portfolio Prospectus are collectively referred to herein as the "Prospectuses."

  Audited financial statements for the Trust, as of June 30, 1999, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust's five June 30, 1999 Annual Reports. Unaudited financial statements for the PIMCO Select Growth, Growth & Income and Target Funds ONLY are incorporated herein by reference from the Trust's December 31, 1999 Semi-Annual Reports for Institutional and Administrative Class shares and for Class A, B and C shares (collectively, the "Semi-Annual Reports"). No financial information for any other series of the Trust is incorporated herein by reference from the Semi-Annual Reports. Because the Portfolios invest a portion of their assets in series of PIMCO Funds:
Pacific Investment Management Series ("PIMS"), the PIMS Prospectus for Institutional Class shares, dated August 1, 2000 and as from time to time amended or supplemented (the "PIMS Prospectus"), and the PIMS Statement of Additional Information, dated August 1, 2000 and as from time to time amended or supplemented, are also incorporated herein by reference. See "Investment Objectives and Policies--Investment Strategies of the Portfolios--Incorporation by Reference" in this Statement of Additional Information. A copy of the applicable Prospectus and the Annual Report (if any) corresponding to such Prospectus, and the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below.

Institutional and Institutional        Class A, B and C, Class D,
-------------------------------------  --------------------------------------------
Portfolio Prospectuses,                and Retail Portfolio Prospectuses,
-------------------------------------  --------------------------------------------
Annual Reports, Semi-Annual            Annual Reports, Semi-Annual Reports,
-------------------------------------  --------------------------------------------
and the PIMS                           the Guide and Reports
-------------------------------------  --------------------------------------------
Prospectus and Statement of            Statement of Additional
-------------------------------------  --------------------------------------------
Additional Information                 Information
-------------------------------------  --------------------------------------------
PIMCO Funds                            PIMCO Funds Distributors LLC
840 Newport Center Drive               2187 Atlantic Street
Suite 300                              Stamford, Connecticut 06902
Newport Beach, California 92660
Telephone: 1-800-927-4648              Telephone: Class A, B and C - 1-800-426-0107
           1-800-987-4626 (PIMCO                  Class D - 1-888-87-PIMCO
           Infolink Audio Response                Retail Portfolio - 1-800-426-0107
           Network)

                               TABLE OF CONTENTS
                               -----------------

                                                                                       PAGE
                                                                                       ----
THE TRUST............................................................................    1

INVESTMENT OBJECTIVES AND POLICIES...................................................    1
     U.S. Government Securities......................................................    2
     Borrowing.......................................................................    2
     Preferred Stock.................................................................    3
     Corporate Debt Securities.......................................................    3
     High Yield Securities ("Junk Bonds")............................................    4
     Loan Participations and Assignments.............................................    5
     Participation on Creditors Committees...........................................    6
     Variable and Floating Rate Securities...........................................    6
     Mortgage-Related and Asset-Backed Securities....................................    6
     Convertible Securities..........................................................   11
     Equity-Linked Securities........................................................   11
     Foreign Securities..............................................................   11
     Foreign Currencies..............................................................   14
     Bank Obligations................................................................   15
     Commercial Paper................................................................   16
     Money Market Instruments........................................................   16
     Derivative Instruments..........................................................   16
     When-Issued, Delayed Delivery and Forward Commitment Transactions...............   24
     Warrants to Purchase Securities.................................................   24
     Repurchase Agreements...........................................................   25
     Securities Loans................................................................   25
     Stocks of Small and Medium Capitalization Companies.............................   25
     Illiquid Securities.............................................................   26
     Inflation-Indexed Bonds.........................................................   26
     Delayed Funding Loans and Revolving Credit Facilities...........................   27
     Catastrophe Bonds...............................................................   28
     Hybrid Instruments..............................................................   28
     Investment Strategies of the Portfolios - Incorporation by Reference............   29

INVESTMENT RESTRICTIONS..............................................................   29
     Fundamental Investment Restrictions.............................................   29
     Non-Fundamental Investment Restrictions.........................................   33

MANAGEMENT OF THE TRUST..............................................................   34
     Trustees and Officers...........................................................   34
     Trustees' Compensation..........................................................   37
     Investment Adviser..............................................................   38
     Portfolio Management Agreements.................................................   42
     Fund Administrator..............................................................   45

DISTRIBUTION OF TRUST SHARES.........................................................   49
     Distributor and Multi-Class Plan................................................   49
     Distribution and Servicing Plans for Class A, Class B and Class C Shares........   51
     Payments Pursuant to Class A Plans..............................................   54
     Payments Pursuant to Class B Plans..............................................   56
     Payments Pursuant to Class C Plans..............................................   59
     Distribution and Administrative Services Plans for Administrative Class Shares..   62
     Payments Pursuant to the Administrative Plans...................................   64
     Plan for Class D Shares.........................................................   65

                                                                                      PAGE
                                                                                      ----

     Purchases, Exchanges and Redemptions............................................   66

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................   69
     Investment Decisions and Portfolio Transactions.................................   69
     Brokerage and Research Services.................................................   70
     Portfolio Turnover..............................................................   72

NET ASSET VALUE......................................................................   73

TAXATION.............................................................................   74
     Distributions...................................................................   75
     Sales of Shares.................................................................   76
     Backup Withholding..............................................................   77
     Options, Futures, Forward Contracts and Swap Agreements.........................   77
     Foreign Currency Transactions...................................................   77
     Foreign Taxation................................................................   77
     Original Issue Discount and Pay-In-Kind Securities..............................   78
     Other Taxation..................................................................   79

OTHER INFORMATION....................................................................   79
     Capitalization..................................................................   79
     Performance Information.........................................................   80
     Calculation of Yield............................................................   81
     Calculation of Total Return.....................................................   82
     Compliance Efforts Related to the Euro..........................................   98
     Voting Rights...................................................................   98
     Certain Ownership of Trust Shares...............................................   98
     Custodian.......................................................................   98
     Codes of Ethics.................................................................   99
     Independent Accountants.........................................................   99
     Transfer and Shareholder Servicing Agents.......................................   99
     Legal Counsel...................................................................   99
     Registration Statement..........................................................   99
     Financial Statements............................................................   99

APPENDIX A DESCRIPTION OF SECURITIES RATINGS.........................................  A-1

APPENDIX B CERTAIN OWNERSHIP OF TRUST SHARES.........................................  B-1

PIMCO FUNDS SHAREHOLDERS' GUIDE FOR CLASS A, B AND C SHARES.......................... SG-1

                                   THE TRUST

     PIMCO Funds: Multi-Manager Series (the "Trust"), is an open-end management investment company ("mutual fund") that currently consists of twenty-seven separate diversified investment series that are operational and/or offer their shares to the public. The following twenty-four series (the "Funds") invest directly in common stocks and other securities and instruments: the Equity Income Fund, the Value Fund, the Renaissance Fund, the Tax-Efficient Equity Fund, the Enhanced Equity Fund, the Growth Fund, the Mega-Cap Fund, the Capital Appreciation Fund, the Mid-Cap Fund (f/k/a the "Mid-Cap Growth Fund"), the Select Growth Fund (f/k/a the "Core Equity Fund"), the Growth & Income Fund (f/k/a the "Mid-Cap Equity Fund"), the Target Fund, the Small-Cap Value Fund, the Opportunity Fund, the Micro-Cap Fund (f/k/a the "Micro-Cap Growth Fund"), the Innovation Fund, the Global Innovation Fund, the International Fund, the International Growth Fund, the Tax-Efficient Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the NFJ Equity Income Fund, the NFJ Value Fund and the NFJ Value 25 Fund. Three additional series, PIMCO Funds Asset Allocation Series - 90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series - 60/40 Portfolio (the "60/40 Portfolio"), and PIMCO Funds Asset Allocation Series - 30/70 Portfolio (the "30/70 Portfolio," and together with the 90/10 Portfolio and the 60/40 Portfolio, the "Portfolios"), are so-called "funds-of-funds" which invest all of their assets in certain of the Funds and other series in the PIMCO Funds family.

     The PIMCO Tax Exempt, International Developed, Emerging Markets, Balanced, Precious Metals and Small-Cap Funds, which are referred to elsewhere in this Statement of Additional Information, were formerly series of the Trust. The Tax Exempt Fund reorganized with and into the Municipal Bond Fund of PIMCO Funds:
Pacific Investment Management Series ("PIMS"), an open-end series management investment company advised by Pacific Investment Management Company LLC ("Pacific Investment Management"), in a transaction which took place on June 26, 1998. The Tax Exempt Fund was liquidated in connection with the transaction and is no longer a series of the Trust. The International Developed and Emerging Markets Funds reorganized with and into newly-formed series of Alleghany Funds in a transaction which took place on April 30, 1999. The International Developed and Emerging Markets Funds were liquidated in connection with the transaction and are no longer series of the Trust. The Balanced Fund reorganized with and into the Strategic Balanced Fund of PIMS in a transaction which took place on September 17, 1999. The Balanced Fund was liquidated in connection with the transaction and is no longer a series of the Trust. The Precious Metals Fund was liquidated on March 3, 2000 and is no longer a series of the Trust. The Small-Cap Fund (f/k/a the "Small-Cap Growth Fund") was liquidated on July 28, 2000 is no longer a series of the Trust. The PIMCO Value 25 Fund is also referred to in this Statement of Additional Information. The Value 25 Fund transferred substantially all of its assets to the Value Fund in a transaction which took place on March 3, 2000. As part of the transaction, the Value 25 Fund exchanged substantially all of its assets for shares of the Value Fund, which were then distributed to shareholders of the Value 25 Fund in complete redemption of their interests and liquidation of the Value 25 Fund.
The Value 25 Fund was not dissolved in the transaction; instead, on or about April 3, 2000, the series constituting the Value 25 Fund was renamed the NFJ Value 25 Fund.

     Prior to April, 2000, the Growth & Income, Select Growth, Mid-Cap and Micro-Cap Funds were named the Mid-Cap Equity, Core Equity, Mid-Cap Growth and Micro-Cap Growth Funds, respectively.

     The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to its current name. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     In addition to the principal investment strategies and the principal risks of the Funds and Portfolios described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds and Portfolios, certain strategies and/or risks described below may not apply to particular Funds and/or Portfolios. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this Statement of Additional Information, or by applicable law, a Fund or Portfolio may engage in each of the practices described below.

     The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in certain Funds and series of PIMS. PIMS is sometimes referred to in the Prospectuses as PIMCO Funds: Pacific Investment Management Series.
These Funds and other series in which the Portfolios invest are referred to in this Statement as "Underlying PIMCO Funds." By investing in Underlying PIMCO Funds, the Portfolios may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. The Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS prospectus for Institutional Class and Administrative Class shares and in the PIMS statement of additional information. The PIMS prospectus and statement of additional information are incorporated in this document by reference. See "Investment Strategies of the Portfolios--Incorporation by Reference" below.

     The Funds' sub-advisers, which are responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as "Sub-Advisers." As discussed below under "Management of the Trust--Investment Adviser," the PIMCO Equity Advisors division of PIMCO Advisors is also referred to as a "Sub-Adviser."

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

BORROWING

     Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended ("1940 Act"), require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds and Portfolios pursuant to guidelines approved by the Board of Trustees.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund's Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

PREFERRED STOCK

     All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

CORPORATE DEBT SECURITIES

     All Funds may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

HIGH YIELD SECURITIES ("JUNK BONDS")

     Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

     A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated.

     Certain Funds, particularly the Growth & Income Fund, may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Sub-Adviser to be of comparable quality. In addition, certain of these Funds may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Funds that invests in high yield securities reserves the right to do so at any time, as of the date of this Statement of Additional Information, none of these Funds invest or has the present intention to invest more than 5% of its assets in high yield securities or junk bonds. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

     Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     Certain Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

     Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

PARTICIPATION ON CREDITORS COMMITTEES

     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     All Funds that may purchase debt securities for investment purposes may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depending part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of
mortgage-related securities.   See "Collateralized Mortgage Obligations" below.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

CONVERTIBLE SECURITIES

     Many of the Funds may invest in convertible securities. A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

     Certain Funds, including the Renaissance Fund, may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

EQUITY-LINKED SECURITIES

     Each of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 15% of its net assets in equity-linked securities. The International Fund may invest up to 5% of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" in this Statement of Additional Information. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

FOREIGN SECURITIES

     The Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth, International and Global Innovation Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth, International and Global Innovation Funds may also invest in common stocks issued by foreign companies. The Equity Income, Value, Renaissance, Select Growth, Growth & Income, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S.

securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected.

     Each of the Funds may invest in American Depository Receipts ("ADRs"). The Equity Income, Value, Renaissance, Growth, Target, Select Growth, Growth & Income, Opportunity, Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth, International and Global Innovation Funds may invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.
Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund=s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

     SPECIAL RISKS OF INVESTING IN RUSSIAN AND OTHER EASTERN EUROPEAN SECURITIES. The International, Global Innovation, International Growth, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

     In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

     Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

     A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

     Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES

     The Equity Income, Value, Renaissance, Select Growth, Growth & Income, Growth, Target, Opportunity, Innovation, International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Global Innovation Funds invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Growth and Global Innovation Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, Global Innovation, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, Global Innovation, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

     SPECIAL RISKS ASSOCIATED WITH THE INTRODUCTION OF THE EURO. The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro will result in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

BANK OBLIGATIONS

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are Aaccepted@ by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Equity Income, Value, Renaissance, Growth, Target, Select Growth, Growth & Income, Opportunity, Innovation, International, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Growth and Global Innovation Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United

States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Equity Income, Value, Renaissance, Growth, Target, Select Growth, Growth & Income, Opportunity, Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Growth and Global Innovation Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

MONEY MARKET INSTRUMENTS

     Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations"); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

DERIVATIVE INSTRUMENTS

     The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

     The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time.

     OPTIONS ON SECURITIES AND INDEXES. As described under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in the Prospectuses, certain Funds may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC OPTIONS. The Equity Income, Value, Renaissance, Growth, Select Growth, Growth & Income, Target, Opportunity, Innovation, International, International Growth and Global Innovation Funds may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     For each of the International, International Growth, Renaissance, Growth, Target, Opportunity and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

     Foreign Currency Options. The Equity Income, Global Innovation, Growth, Innovation, International, International Growth, Growth & Income, Opportunity, Renaissance, Select Growth, Structured Emerging

Markets, Target, Tax-Efficient Structured Emerging Markets and Value Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. In addition, each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. Certain Funds may use interest rate, foreign currency or index futures contracts. The Equity Income, Global Innovation, Growth, Innovation, International, International Growth, Growth & Income, Opportunity, Renaissance, Select Growth, Structured Emerging Markets, Target, Tax-Efficient Structured Emerging Markets and Value Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Equity Income, Global Innovation, Growth, Innovation, International, International Growth, Growth & Income, Opportunity, Renaissance, Select Growth, Structured Emerging Markets, Target, Tax-Efficient Structured Emerging Markets and Value Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by
the Commodity Futures Trading Commission ("CFTC").   Each of the
International, Global Innovation, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may enter into positions in futures contracts and related options for Abona fide hedging@ purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     SWAP AGREEMENTS. The Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be Asenior securities@ for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund=s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

WARRANTS TO PURCHASE SECURITIES

     Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a

Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

REPURCHASE AGREEMENTS

     For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counter parties.

SECURITIES LOANS

     Subject to certain conditions described in the Prospectuses and below, each of the Equity Income, Value, NFJ Equity Income, NFJ Value, NFJ Value 25, Tax-Efficient Equity, Enhanced Equity, Mega-Cap, Capital Appreciation, Mid-Cap, Small-Cap Value, Select Growth, Growth & Income, Target, Micro-Cap, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33a% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth and Global Innovation Funds may make such loans amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

STOCKS OF SMALL AND MEDIUM CAPITALIZATION COMPANIES

     Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

     Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

ILLIQUID SECURITIES

     Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

     The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

INFLATION-INDEXED BONDS

     Certain Funds may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a

3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

     The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid).

     The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments." The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

CATASTROPHE BONDS

     The Funds may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Class A, B and C, Class D and Institutional Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

HYBRID INSTRUMENTS

     The Funds may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Accordingly, no Fund will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

INVESTMENT STRATEGIES OF THE PORTFOLIOS - INCORPORATION BY REFERENCE

     The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Retail Portfolio Prospectus and Institutional Portfolio Prospectus. By investing in Underlying PIMCO Funds, the Portfolios may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. They may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS prospectus for Institutional Class and Administrative Class shares and PIMS statement of additional information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission. The current PIMS prospectus and statement of additional are each on file with the Securities and Exchange Commission and are incorporated in this document by reference. The PIMS documents may also be obtained free of charge by calling PIMCO Funds Distributors LLC at 1-800-426-0107.


                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Global Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions:

     (1) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the Innovation Fund ONLY, this fundamental restriction is as follows: the Innovation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2) none of the above-mentioned Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3) none of the above-mentioned Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

     (5) none of the above-mentioned Funds may acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

     (6) none of the above-mentioned Funds may concentrate more than 25% of the value of its total assets in any one industry, except that the Innovation and Global Innovation Funds will each concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies;

     (7) none of the above-mentioned Funds may purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

     (8) none of the above-mentioned Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund); and

     (9) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

     Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

     The investment objective of each of the above-referenced Funds and the Mega-Cap, Tax-Efficient Equity, Tax-Efficient Structured Emerging Markets, Select Growth, Growth & Income, NFJ Equity Income, NFJ Value and NFJ Value 25 Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     Except as otherwise set forth below, the investment restrictions set forth below are fundamental policies of each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Mega-Cap, Capital Appreciation, Mid-Cap, Small-Cap Value, Select Growth, Growth & Income, Micro-Cap, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, NFJ Equity Income, NFJ Value and NFJ Value 25 Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Mega-Cap, Tax-Efficient Equity, Tax-Efficient Structured Emerging Markets, Select Growth, Growth & Income, NFJ Equity Income, NFJ Value and NFJ Value 25 Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions:

     (1) none of the above-mentioned Funds may invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) none of the above-mentioned Funds (except for the Select Growth Fund) may with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this fundamental investment restriction does not apply to the Select Growth Fund);

     (3) none of the above-mentioned Funds (except for the Select Growth Fund) may with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this fundamental investment restriction does not apply to the Select Growth Fund);

     (4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5) none of the above-mentioned Funds may purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6) none of the above-mentioned Funds may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the Mid-Cap Fund ONLY, this fundamental investment restriction is as follows: the Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9) none of the above-mentioned Funds may lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

     (10) none of the above-mentioned Funds may act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

     The investment restrictions set forth below are fundamental policies of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio and may not be changed with respect to any such Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions:

  (1) none of the Portfolios may invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

  (2) none of the Portfolios may purchase securities of any issuer unless such purchase is consistent with the maintenance of the Portfolio's status as a diversified company under the Investment Company Act of 1940, as amended;

  (3) none of the Portfolios may purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

  (4) none of the Portfolios may purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

  (5) each of the Portfolios may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

  (6) none of the above-mentioned Portfolios may issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

  (7) none of the Portfolios may lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; and

  (8) none of the Portfolios act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, a Portfolio may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

  Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of a Portfolio investing therein.

  The investment objective of each of the Portfolios is non-fundamental and may be changed with respect to each such Portfolio by the Trustees without shareholder approval.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Fund (but not any Portfolio) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

  (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage - Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

  (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

  (3) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

  (4) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Global Innovation Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

  (5) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

  (6) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased; or

  (7) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

  (8) borrow money, except for temporary administrative purposes as provided above and as provided in the fundamental investment restrictions set forth above.

     The Trust has not adopted any non-fundamental investment restrictions or policies for the 90/10 Portfolio, 60/40 Portfolio or 30/70 Portfolio.

     Unless otherwise indicated, all limitations applicable to a Fund's or Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's or Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's or Portfolio's total assets will not require the Fund or Portfolio to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund or Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund, the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

     The business of the Trust is managed under the direction of the Trust's Board of Trustees. Subject to the provisions of the Trust's Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust's officers.

     The Trustees and officers of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


                            Position(s) With the    Principal Occupation(s) During the Past Five
Name, Address and Age               Trust                               Years
-------------------------  -----------------------  ---------------------------------------------

E. Philip Cannon           Trustee                  Proprietor, Cannon & Company, an affiliate
3838 Olympia                                        of Inverness Management LLC, a private
Houston, TX 77019                                   equity investment firm; Trustee of PIMS,
Age 59                                              PIMCO Variable Insurance Trust ("PVIT") and
                                                    PIMCO Commercial Mortgage Securities Trust,
                                                    Inc. ("PCM").  Formerly, Headmaster, St.
                                                    John's School, Houston, Texas; Trustee of
                                                    PIMCO Advisors Funds ("PAF") and Cash
                                                    Accumulation Trust ("CAT"); General Partner,
                                                    J.B. Poindexter & Co., Houston, Texas, a
                                                    private equity investment firm; and Partner,
                                                    Iberia Petroleum Company, an oil and gas
                                                    production company.

Donald P. Carter           Trustee                  Formerly, Trustee of PAF and CAT; Chairman,
434 Stable Lane                                     Executive Vice President and Director,
Lake Forest, IL 60045                               Cunningham & Walsh, Inc., Chicago, an
Age 73                                              advertising agency; Chairman and Director,
                                                    Moduline Industries, Inc., a manufacturer of
                                                    commercial windows and curtain walls.

Gary A. Childress          Trustee                  Private investor. Formerly, Chairman and
11 Longview Terrace                                 Director, Bellefonte Lime Company, Inc., a
Madison, CT 06443                                   calcitic lime producer, and partner in
Age 66                                              GenLime, L.P., a dolomitic lime producer,
                                                    which filed a petition in bankruptcy within
                                                    the last five years.  Formerly, Trustee of
                                                    PAF and CAT.

Richard L. Nelson          Trustee                  President, Nelson Financial Consultants;
8 Cherry Hills Lane                                 Director, Wynn's International, Inc., a
Newport Beach, CA 92660                             building supplies company; and Trustee,
Age 70                                              Pacific Select Fund.  Formerly, Partner,
                                                    Ernst & Young.

Kenneth M. Poovey*         Trustee                  Managing Director and Chief Executive
1345 Avenue of the                                  Officer of the U.S. Equity Division of PIMCO
 Americas                                           Advisors
New York, NY  10150
Age 68

Lyman W. Porter            Trustee                  Professor of Management at the University of
2639 Bamboo Street                                  California, Irvine; and Trustee, Pacific
Newport Beach, CA 92660                             Select Fund.
Age 70

Alan Richards              Trustee                  Retired Chairman of E.F. Hutton Insurance
7381 Elegans Place                                  Group; Former Director of E.F. Hutton and
Carlsbad, CA 92009                                  Company, Inc.; Chairman of IBIS Capital,
Age 69                                              LLC, a reverse mortgage company; Director,
                                                    Inspired Arts, Inc.; Former Director of
                                                    Western National Corporation, a life
                                                    insurance holding company.


                            Position(s) With the    Principal Occupation(s) During the Past Five
Name, Address and Age               Trust                               Years
-------------------------  -----------------------  ---------------------------------------------
W. Bryant Stooks           Trustee                  President, Bryant Investments, Ltd.;
9701 E. Happy Valley Rd.                            Director, American Agritec LLC, a
# 15                                                manufacturer of hydrophonics products; and
Scottsdale, AZ   85255                              Director, Valley Isle Excursions, Inc., a
Age 59                                              tour operator.  Formerly, Trustee of PAF and
                                                    CAT, President, Senior Vice President,
                                                    Director and Chief Executive Officer,
                                                    Archirodon Group Inc., an international
                                                    construction firm; Partner, Arthur Andersen
                                                    & Co.

Gerald M. Thorne           Trustee                  Director, VPI Inc., a plastics company, and
5 Leatherwood Lane                                  American Orthodontics Corp.  Formerly,
Savannah, GA  31414                                 Trustee of PAF and CAT; Director, Kaytee,
Age 62                                              Inc., a birdseed company; President and
                                                    Director, Firstar National Bank of
                                                    Milwaukee;  Chairman, President and
                                                    Director, Firstar National Bank of
                                                    Sheboygan; Director, Bando-McGlocklin, a
                                                    small business investment company.

Stephen J. Treadway*       Trustee, President and   Managing Director, PIMCO Advisors; Chairman
2187 Atlantic Street       Chief Executive Officer  and President, PIMCO Funds Distributors LLC
Stamford, CT 06902                                  ("PFD"); Chairman, Municipal Advantage Fund,
Age 52                                              Inc.; President, The Emerging Markets Income
                                                    Fund, Inc., The Emerging Markets Income Fund
                                                    II, Inc., The Emerging Markets Floating Rate
                                                    Fund, Inc., Global Partners Income Fund,
                                                    Inc., Municipal Partners Fund, Inc. and
                                                    Municipal Partners Fund II, Inc.  Formerly,
                                                    Trustee, President and Chief Executive
                                                    Officer of CAT; Executive Vice President,
                                                    Smith Barney Inc.

Newton B. Schott, Jr.      Vice President and       Director, Executive Vice President, Chief
2187 Atlantic Street       Secretary                Administrative Officer, General Counsel and
Stamford, CT 06902                                  Secretary, PFD; Executive Vice President,
Age 58                                              The Emerging Markets Income Fund, Inc., The
                                                    Emerging Markets Income Fund II, Inc., The
                                                    Emerging Markets Floating Rate Fund, Inc.,
                                                    Global Partners Income Fund, Inc., Municipal
                                                    Advantage Fund, Inc., Municipal Partners
                                                    Fund, Inc. and Municipal Partners Fund II,
                                                    Inc.  Formerly, Vice President and Clerk of
                                                    PAF and CAT.

Jeffrey M. Sargent         Senior Vice President    Senior Vice President and Manager
Age 37                                              Shareholder Services and Fund
                                                    Administration, Pacific Investment
                                                    Management; Senior Vice President of PIMS,
                                                    PVIT and PCM.  Formerly Vice President,
                                                    Pacific Investment Management.



                            Position(s) With the    Principal Occupation(s) During the Past Five
Name, Address and Age               Trust                               Years
-------------------------  -----------------------  ---------------------------------------------
John P. Hardaway           Treasurer                Senior Vice President and Manager of
Age 43                                              Investment Operations Accounting, Pacific
                                                    Investment Management; Treasurer, PIMS, PVIT
                                                    and PCM.  Formerly, Vice President, Pacific
                                                    Investment Management.

Joseph D. Hattesohl        Assistant Treasurer      Vice President and Manger of Financial
Age 36                                              Reporting and Taxation, Pacific Investment
                                                    Management; Assistant Treasurer, PIMS, PVIT
                                                    and PCM.  Formerly, Manager of Fund
                                                    Taxation, Pacific Investment Management,
                                                    Director of Financial Reporting, Carl I.
                                                    Brown & Co.

Garlin G. Flynn            Assistant Secretary      Specialist, Pacific Investment Management;
Age 53                                              Secretary, PIMS, PVIT and PCM.  Formerly,
                                                    Senior Fund Administrator, Pacific
                                                    Investment Management; Senior Mutual Fund
                                                    Analyst, PIMCO Advisors Institutional
                                                    Services.

* Trustee, is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

TRUSTEES' COMPENSATION

     Trustees, other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $47,000, plus $2,000 for each Board of Trustees meeting attended ($1,000 if the meeting is attended by telephone), and $1,000 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $2,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $3,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1999:

(1)                                     (2)                  (3)

                                                             Total
                                        Aggregate            Compensation from
                                        Compensation from    Trust and Fund
Name of Trustee                         Trust                Complex
--------------------------              -----------------    ------------------

E. Philip Cannon (2)                            $57,000.00          $ 57,000.00

Donald P. Carter                                $66,500.00          $ 66,500.00

Gary A. Childress                               $58,000.00          $ 58,000.00

Richard L. Nelson                               $58,500.00          $ 96,500.00

Lyman W. Porter (2)                             $57,000.00          $ 96,000.00

Alan Richards                                   $62,000.00          $100,000.00

Joel Segall (3)                                 $58,000.00          $ 58,000.00

W. Bryant Stooks                                $56,500.00          $ 56,500.00

Gerald M. Thorne (2)                            $57,500.00          $ 57,500.00

INVESTMENT ADVISER

     PIMCO Advisors serves as investment adviser to each of the Funds and Portfolios pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited
partnership under Delaware law in 1987.   PIMCO Advisors sole general partner is
Pacific-Allianz Partners LLC. Pacific-Allianz Partners LLC is a Delaware limited liability company with two members, Allianz GP Sub LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. Allianz GP Sub LLC is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company.

     The general partner of PIMCO Advisors has substantially delegated its management and control of PIMCO Advisors to an Executive Committee. The Executive Committee of PIMCO Advisors is comprised of Joachim Faber, Udo Frank, Kenneth M. Poovey, William S. Thompson, Jr. and Marcus Riess.

     PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors and its subsidiary partnerships had approximately $264 billion of assets under management as of June 30, 2000.

--------------------------

(1) The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees) and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1999. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes.

(2) The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $57,000, $57,000; Porter - $57,000, $57,000; and Thorne - $57,500, $57,500.

(3)  Mr. Segall retired as a Trustee in December 1999.

Agreement with Allianz AG
-------------------------

     On May 5, 2000 the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer.

     In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

     Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany.

Advisory Agreement
------------------

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and Portfolios and for managing, either directly or through others selected by the Adviser, the investments of the Funds and Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. As more fully discussed below, for all of the Funds except the Growth, Target, Opportunity, Innovation, Global Innovation, Renaissance, International, Select Growth, Growth & Income and International Growth Funds, PIMCO Advisors has engaged affiliates to serve as Sub-Advisers. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investment portfolios of the Growth, Target, Opportunity, Innovation, Global Innovation, Renaissance, Select Growth, Growth & Income and International Growth Funds. Acting in this capacity, PIMCO Equity Advisors is also referred to herein as a "Sub-Adviser." If a Sub-Adviser ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

     PIMCO Advisors selects the Underlying Funds in which the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio invest. PIMCO Advisors' Asset Allocation Committee is responsible for determining how the assets of the Portfolios are allocated and reallocated from time to time among the Underlying PIMCO Funds selected by PIMCO Advisors. The Portfolios do not pay any fees to PIMCO Advisors in return for these services under the Advisory Agreement. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying PIMCO Funds in which the Portfolios invest.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds and the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund and Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund or Portfolio, by the vote of a majority of the outstanding voting shares of such Fund or Portfolio), or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation and International Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

FUND                                                     ADVISORY
----                                                     FEE RATE
                                                         --------

Equity Income, Value, Tax-Efficient Equity, Mega-Cap,
 Capital Appreciation, Mid-Cap, NFJ Equity Income,
 NFJ Value, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Enhanced Equity Funds.. .45%
Growth and NFJ Value 25 Funds...........................   .50%
International and Target Funds..........................   .55%
Small-Cap Value, Renaissance and Select Growth Funds....   .60%
Growth & Income Fund....................................   .60%
Opportunity and Innovation Funds........................   .65%
International Growth Fund...............................   .75%
Global Innovation Fund..................................  1.00%
Micro-Cap Fund..........................................  1.25%

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997 the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract:

                                                     YEAR         YEAR         YEAR
                                                     ENDED        ENDED        ENDED
FUND                                                  6/30/99      6/30/98      6/30/97
------------------------------------------------  -----------  -----------  -----------
Equity Income Fund                                $   892,889  $   795,252  $   555,146
Value Fund                                          1,043,826      951,140      463,869
Small-Cap Value Fund                                2,215,048    1,395,130      249,347
Select Growth Fund(1)                                 413,258      504,760      234,333
Growth & Income Fund                                   74,646       53,956       48,656
Capital Appreciation Fund                           5,057,813    3,627,790    1,953,374
Mid-Cap Fund(1)                                     3,926,642    2,622,029    1,219,531
Micro-Cap Fund(1)                                   3,035,025    2,759,876    1,390,317
Small-Cap Fund(1)                                     574,447      411,785      327,245
Enhanced Equity Fund                                  238,001      199,467      292,187
Emerging Markets Fund (1)                                 N/A      349,026      568,277
International Developed Fund (1)                          N/A      653,050      525,817
Balanced Fund (1)                                     311,190      300,049      306,756
Renaissance Fund*                                   3,771,388    3,010,051      913,256
Growth Fund*                                       10,728,640    9,329,701    3,758,433
Target Fund*                                        5,837,985    6,607,151    2,887,743
Opportunity Fund*                                   3,171,024    5,172,363    2,324,663
Innovation Fund*                                    4,453,888    2,028,712      750,414
International Fund*                                   753,828      922,680      559,353
International Growth Fund**                            58,010       24,756          N/A
Precious Metals Fund*(1)                              125,947      165,918      119,710
Tax Exempt Fund* (1)                                      N/A      144,515       66,977
Value 25 Fund (1)                                       7,550          N/A          N/A
Tax-Efficient Equity Fund                              56,985          N/A          N/A
Structured Emerging Markets Fund                      156,322          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund        212,327          N/A          N/A
Mega-Cap Fund                                             N/A          N/A          N/A
Global Innovation Fund                                    N/A          N/A          N/A
NFJ Value Fund                                            N/A          N/A          N/A
NFJ Equity Income Fund                                    N/A          N/A          N/A
NFJ Value 25 Fund                                         N/A          N/A          N/A
60/40 Portfolio                                           N/A          N/A          N/A
70/30 Portfolio                                           N/A          N/A          N/A
90/10 Portfolio                                           N/A          N/A          N/A
                                                  -----------  -----------  -----------

TOTAL                                             $47,116,679  $42,029,157  $19,515,404
--------------

* Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
** Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.
(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate management contracts between the Adviser and PAF:

                            10/1/96       YEAR
                              TO         ENDED
Fund                        1/17/97      9/30/96
-------------------------  ----------  -----------
Renaissance Fund           $  653,744  $ 1,627,632
Growth Fund                 3,370,567    9,987,541
Target Fund                 2,584,257    7,295,767
Opportunity Fund            1,898,337    6,183,575
Innovation Fund               545,586    1,063,584
International Fund            537,647    1,872,608
Precious Metals Fund(1)       107,290      397,969
Tax Exempt Fund(1)             99,023      333,349
                           ----------  -----------

TOTAL                      $9,796,451  $28,762,025

--------------

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.


PORTFOLIO MANAGEMENT AGREEMENTS

    PIMCO Equity Advisors manages the investment portfolios of the Growth, Target, Opportunity, Innovation, Renaissance, Select Growth, Equity Income, Value, Growth & Income and International Growth Funds. The Adviser employs Sub-Advisers to provide investment advisory services to each other Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the Fund's Sub-Adviser. Each Sub-Adviser retained by the Adviser is an affiliate of the Adviser except for Blairlogie Capital Management ("Blairlogie"), which advises the International Fund. The Adviser currently has eight subsidiary partnerships, the following three of which manage one or more of the Funds: Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence") and NFJ Investment Group ("NFJ"). On April 30, 1999, the Adviser sold all of its ownership interest in Blairlogie. See "Blairlogie" below.

    Shareholders of each Fund (except the Innovation, Mid-Cap and Micro-Cap Funds) and Portfolio have approved a proposal permitting PIMCO Advisors to enter into new or amended portfolio management agreements with one or more sub-advisers with respect to each Fund and Portfolio without obtaining shareholder approval of such portfolio management agreements, and to permit such sub-adviser(s) to manage the assets of each Fund and Portfolio pursuant to such agreements. PIMCO Advisors is able to take these actions only to the extent permitted by any exemption or exemptions that may be granted by the Securities and Exchange Commission. Although the Trust has filed a request for such an exemption or exemptions with the Securities and Exchange Commission, there is no assurance that such exemption(s) will be granted, and the Trust reserves the right to withdraw such request if the Trustees believe such action is in the best interests of the Funds and Portfolios and their shareholders.

PIMCO Equity Advisors
---------------------

    PIMCO Equity Advisors, a division of PIMCO Advisors, acts as the Sub-Adviser and provides investment advisory services to the Growth, Target, Opportunity, Innovation, Renaissance, Select Growth, Equity Income, Value, Growth & Income and International Growth Funds. PIMCO Equity Advisors' address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. Additional information about PIMCO Advisors, including information regarding investment advisory fees paid to PIMCO Advisors by the Growth, Target, Opportunity,

Innovation, Renaissance, Select Growth, Equity Income, Value, Growth & Income and International Growth Funds, is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle Investors ("Columbus Circle"), a former subsidiary partnership of the Adviser, served as Sub-Adviser to the Growth, Target, Opportunity and Innovation Funds. Columbus Circle served as Sub-Adviser to the Renaissance Fund until May 7, 1999, and it served as Sub-Adviser to the Select Growth, Growth & Income and International Growth Funds until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle's employees. Prior to May 8, 2000, NFJ served as Sub-Adviser to the Equity Income and Value Funds.

Parametric
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Sub-Adviser and provides investment advisory services to the Tax-Efficient Equity, Enhanced Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Tax-Efficient Equity Fund, .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and
 .35% for the Tax-Efficient Structured Emerging Markets Fund.

    Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., which commenced operations in 1987. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of June 30, 2000, of approximately $4.0 billion.

Cadence
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Mega-Cap, Capital Appreciation, Mid-Cap and Micro-Cap Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .35% for the Mega-Cap Fund, .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Fund, and 1.15% for the Micro-Cap Fund.

    Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of June 30, 2000, of approximately $6.3 billion.

NFJ
---

    Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Small-Cap Value, NFJ Value 25, NFJ Value and NFJ Equity Income Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .40% for the NFJ Value 25 Fund, .50% for the Small-Cap Value Fund, .35% for the NFJ Equity Income Fund and .35% for the NFJ Value Fund.

    NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners:

PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of June 30, 2000, of approximately $1.7 billion.

Blairlogie
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International Fund. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for the Fund at the annual rate of .40% based on the average daily net assets of the International Fund.

    Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., which commenced operations in 1992. Blairlogie is an indirect majority-owned subsidiary of the Alleghany Corporation. The Alleghany Corporation is engaged through its subsidiaries in the businesses of title insurance, reinsurance, other financial services and industrial minerals. Blairlogie is located at 125 Princes Street, 4th Floor, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of June 30, 2000, of approximately $1.1 billion.

    Until April 30, 1999, Blairlogie was an affiliate of the Adviser. On April 30, 1999, the Adviser sold all of its ownership interests in Blairlogie to subsidiaries of the Alleghany Corporation (the "Blairlogie Transaction") and Blairlogie is no longer affiliated with the Adviser.

    In connection with the Blairlogie Transaction, the Emerging Markets and International Developed Funds (the "Transferred Funds") transferred all of their assets and liabilities to newly formed series of Alleghany Funds managed by Blairlogie. The Transferred Funds were liquidated in connection with the Blairlogie Transaction and are no longer series of the Trust.

    For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows:

                                                      YEAR        YEAR         YEAR
                                                      ENDED       ENDED        ENDED
                                                    06/30/99    06/30/98     06/30/97
                                                  -----------  -----------  -----------
Equity Income Fund                                $   694,469  $   618,529  $   492,429
Value Fund                                            811,864      739,776      388,966
Small-Cap Value Fund                                1,845,873    1,162,608      224,788
Select Growth Fund(1)                                 340,758      416,205      215,998
Growth & Income Fund                                   62,797       45,391       45,074
Capital Appreciation Fund                           3,933,855    2,821,614    1,714,191
Mid-Cap Fund(1)                                     3,054,054    2,039,356    1,059,242
Micro-Cap Fund(1)                                   2,794,415    2,539,086    1,325,695
Small-Cap Fund(1)                                     517,002      370,606      311,280
Enhanced Equity Fund                                  185,113      155,141      268,021
Emerging Markets Fund(1)                              133,867      307,963      501,411
International Developed Fund(1)                       509,210      544,208      478,789
Balanced Fund(1)                                      212,316      212,532      228,898
Renaissance Fund*                                   2,033,332    1,906,366      575,288
Growth Fund*                                        4,727,674    6,344,197    2,544,364
Target Fund*                                        2,563,818    4,324,681    1,869,073
Opportunity Fund*                                   1,682,634    3,819,591    1,709,827

Innovation Fund*                                    1,325,219    1,186,016      435,246
International Fund*                                   540,637      671,040      348,938
International Growth Fund**                            27,298       11,650          N/A
Precious Metal Fund*(1)                                73,469       96,785       66,070
Value 25 Fund(1)                                        6,021          N/A          N/A
Tax-Efficient Equity Fund                              44,322          N/A          N/A
Structured Emerging Markets Fund                      121,584          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund        165,144          N/A          N/A
Tax Exempt Fund*(1)                                       N/A      144,515       66,756
Mega-Cap Fund                                             N/A          N/A          N/A
Global Innovation Fund                                    N/A          N/A          N/A
NFJ Value Fund                                            N/A          N/A          N/A
NFJ Equity Income Fund                                    N/A          N/A          N/A
NFJ Value 25 Fund                                         N/A          N/A          N/A
                                                  -----------  -----------  -----------
TOTAL                                             $28,406,745  $30,477,856  $14,870,344
-----------------

*Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.
(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.


    The Adviser paid the Sub-Advisers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate sub-advisory agreements between the Adviser and the relevant Sub-
Adviser:

                              10/1/96       YEAR
                                TO          ENDED
FUND                           1/17/97     09/30/96
-------------------------   ----------  -----------
Renaissance Fund            $  326,864  $   813,816
Growth Fund                  1,685,284    4,993,770
Target Fund                  1,292,168    3,647,884
Opportunity Fund               949,192    3,091,788
Innovation Fund                272,772      531,792
International Fund             268,824      936,304
Precious Metals Fund(1)         53,837      198,985
Tax Exempt Fund(1)              49,512      166,675
                            ----------  -----------

TOTAL                       $4,898,453  $14,381,014
-----------------

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

FUND ADMINISTRATOR

    In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds and Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds and Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund and Portfolio (each expressed as a percentage of the Fund's or Portfolio's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                                 ADMINISTRATIVE FEE RATE
                                 -----------------------


                          INSTITUTIONAL AND            CLASS A, CLASS B,
                           ADMINISTRATIVE                 AND CLASS C                  CLASS D
FUND OR PORTFOLIO             CLASSES*                      SHARES*                   SHARES**
------------------------  -----------------  -------------------------------------  -------------

Equity Income Fund                     .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Tax-Efficient Equity                   .25%  .40% of first $2.5 billion                      .65%
 Fund                                        .35% of amounts in excess of $2.5
                                             billion

Value Fund                             .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Small-Cap Value Fund                   .25%  .40% of first $2.5 billion                       N/A
                                             .35% of amounts in excess of $2.5
                                             billion

Select Growth Fund                     .25%  .40% of the first $2.5 billion                  .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Growth & Income Fund                   .25%  .50% of the first $2.5 billion                  .75%
                                             .45% of amounts in excess of $2.5
                                             billion

NFJ Value 25 Fund                      .25%  N/A                                              N/A

Mega-Cap Fund(1)                       .25%  N/A                                              N/A

Capital Appreciation                   .25%  .40% of first $2.5 billion                      .65%
 Fund                                        .35% of amounts in excess of $2.5
                                             billion

Mid-Cap Fund                           .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Micro-Cap Fund                         .25%  N/A                                              N/A

Enhanced Equity Fund                   .25%  N/A                                              N/A

Renaissance Fund                       .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Growth Fund                            .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Target Fund                            .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

Opportunity Fund                       .25%  .40% of first $2.5 billion                       N/A
                                             .35% of amounts in excess of $2.5
                                             billion

Innovation Fund                        .25%  .40% of first $2.5 billion                      .65%
                                             .35% of amounts in excess of $2.5
                                             billion

International Fund                     .50%  .65% of first $2.5 billion                       N/A
                                             .60% of amounts in excess of $2.5
                                             billion


                          INSTITUTIONAL AND            CLASS A, CLASS B,
                           ADMINISTRATIVE                 AND CLASS C                  CLASS D
FUND OR PORTFOLIO             CLASSES*                      SHARES*                   SHARES**
------------------------  -----------------  -------------------------------------  -------------

International Growth               .50%      .65% of the first $2.5 billion         .90%
 Fund                                        .60% of amounts in excess of $2.5
                                             billion

Global Innovation                  .40%      .60% of first $2.5 billion             .85%
 Fund(1)                                     .55% of amounts in excess of $2.5
                                             billion

Tax-Efficient                      .50%      N/A                                    N/A
 Structured Emerging
 Markets Fund

Structured Emerging                .50%      N/A                                    N/A
 Markets Fund

NFJ Equity Income                  .25%      N/A                                    N/A

NFJ Value                          .25%      N/A                                    N/A

90/10 Portfolio                    .10%***   .40% of first $2.5 billion             N/A
                                             .35% of amounts in excess of $2.5
                                             billion

60/40 Portfolio                    .10%***   .40% of first $2.5 billion             N/A
                                             .35% of amounts in excess of $2.5
                                             billion

30/70 Portfolio                    .10%***   .40% of first $2.5 billion             N/A
                                             .35% of amounts in excess of $2.5
                                             billion

* The Administrator receives administrative fees based on a Fund's or Portfolio's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the
 .65% (.75%, .85% and .90% with respect to Class D shares of the Growth & Income Fund, Global Innovation Fund and the International Growth Fund, respectively) Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

*** The Administrative Fee for Institutional and Administrative Class shares of each Portfolio reflects a fee waiver currently in effect. In the absence of this waiver, the Administrative Fee rate for Institutional and Administrative Class shares of each Portfolio would be 0.15% per annum.

(1) The Administrator has contractually agreed to waive, reduce or reimburse its Administrative Fee for each class of shares for each of the Mega-Cap and Global Innovation Funds in an amount that, in essence, is equal to such Fund's organizational expenses and disinterested Trustees' expenses (as defined below) attributed to that class.

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation and International Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class D Shares."

     After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the aggregate amount of the administration fees paid by the Funds and Portfolios was as follows (Class A, Class B and Class C shares were not offered prior to January 17, 1997 and Class D shares were not offered prior to April 8, 1998):

                                                       YEAR        YEAR         YEAR
                                                       ENDED       ENDED        ENDED
FUND                                                 06/30/99     06/30/98     06/30/97
------------------------------------------------  -----------  -----------  -----------
Equity Income Fund                                $   579,501  $   487,106  $   311,798
Value Fund                                            778,004      720,965      318,624
Small-Cap Value Fund                                1,373,378      850,182      114,067
Select Growth Fund/(1)/                               181,254      221,386      102,634
Growth & Income Fund                                   29,621       21,411       19,291
Capital Appreciation Fund                           3,129,528    2,144,151    1,093,013
Mid-Cap Fund/(1)/                                   2,641,971    1,722,412      729,997
Micro-Cap Fund/(1)/                                   607,005      551,975      278,025
Small-Cap Fund/(1)/                                   143,612      102,410       81,774
Enhanced Equity Fund                                  132,223      110,815      161,982
Emerging Markets Fund/(1)/                                N/A      208,654      312,540
International Developed Fund/(1)/                         N/A      555,314      437,490
Balanced Fund/(1)/                                    220,148      186,627      170,134
Renaissance Fund*                                   2,513,413    2,006,144      605,566
Growth Fund*                                        8,581,473    7,463,761    2,993,370
Target Fund*                                        4,244,469    4,805,201    2,076,748
Opportunity Fund*                                   1,950,916    3,182,992    1,424,856
Innovation Fund*                                    2,740,592    1,248,438      458,154
International Fund*                                   877,968    1,090,440      567,025
International Growth Fund**                            34,123       14,562          N/A
Precious Metals Fund*/(1)/                             94,460      124,438       84,947
Tax Exempt Fund*/(1)/                                     N/A      193,724       89,008
Value 25 Fund/(1)/                                      5,790          N/A          N/A
Tax-Efficient Equity Fund                              49,326          N/A          N/A
Structured Emerging Markets Fund                      173,691          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund        235,919          N/A          N/A
Mega-Cap Fund                                             N/A          N/A          N/A
Global Innovation Fund                                    N/A          N/A          N/A
NFJ Value Fund                                            N/A          N/A          N/A
NFJ Equity Income Fund                                    N/A          N/A          N/A
NFJ Value 25 Fund                                         N/A          N/A          N/A
60/40 Portfolio                                        20,123          N/A          N/A
70/30 Portfolio                                        10,422          N/A          N/A
90/10 Portfolio                                        14,344          N/A          N/A
                                                  -----------  -----------  -----------

TOTAL                                             $31,363,276  $28,013,108  $12,431,043

* Amounts for the year ended June 30, 1997 are for the period from 1/17/97 through 6/30/97.
** Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.
(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal years 1997 and 1996 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal years 1997 and 1996.

     Shares of the Portfolios were not offered during the periods listed above.


                          DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

     PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund, Portfolio or class of shares without penalty, at any time, by the Fund, Portfolio or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

     The Distribution Contract will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund, Portfolio or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, Portfolios or classes, it may continue in effect with respect to any Fund, Portfolio or class as to which it has not been terminated (or has been renewed).

     The Trust currently offers up to six classes of shares of each of the
Funds: Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares. The Trust currently offers Class A, Class B, Class C, Institutional Class and Administrative Class shares of each Portfolio.

     Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

     Under the Trust's Multi-Class Plan, shares of each class of each Fund and Portfolio represent an equal pro rata interest in the Fund or Portfolio and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

CONTINGENT DEFERRED SALES CHARGE AND INITIAL SALES CHARGE

     As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Investment Options (Class A, B and C Shares)," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund or Portfolio for shares of another Fund or Portfolio prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

     During the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds and the Portfolios:

                    YEAR           YEAR           YEAR
                   ENDED           ENDED          ENDED
CLASS             6/30/99         6/30/98        6/30/97
---------        ----------      --------       --------
Class A          $    5,341      $  2,273       $ 40,456
Class B          $2,063,747      $945,353       $789,851
Class C          $  618,030      $480,061       $533,975


     The Funds did not offer Class A, B and C shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A shares: Growth - $9,168, Target - $14
and Opportunity - $4,190.  Class B shares:   Renaissance -$8,722, Growth -
$37,445, Target - $31,670, Innovation - $36,477, International - $6,359,
Precious Metals -$1,179 and Tax Exempt - $4,055.  Class C shares:   Renaissance
- $12,809, Growth - $124,264, Target - $89,334, Opportunity - $37,154,
Innovation - $29,110, International - $22,016, Precious Metals - $15,384 and Tax Exempt -$1,596.

     As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Investment Options (Class A, B and C Shares)," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Distributor received an aggregate of $7,013,745, $4,878,434 and $2,927,636, respectively, and retained an aggregate of $904,586, $506,878 and $369,546, respectively, in initial sales charges paid by Class A shareholders of the Trust.

     The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth - 549,330, Target - $852,363, Opportunity - $176,391, Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts:
Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091, International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140.


DISTRIBUTION AND SERVICING PLANS FOR CLASS A, CLASS B AND CLASS C SHARES

     As stated in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Investment Options -- Class A, B and C Shares-- Distribution and Servicing (12b-1) Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

     Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations.

     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund's or Portfolio's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees
----------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calculated as a percentage of each Fund's or Portfolio's average daily net assets attributable to Class A shares).

Class B and Class C Distribution and Servicing Fees
---------------------------------------------------

     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's or Portfolio's average daily net assets attributable to Class B and Class C shares, respectively):


                                    SERVICING          DISTRIBUTION
                                    FEE                FEE
                                    -----------        ----------------

          All Funds and Portfolios  .25%               .75%

     The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than existing Class B or Class C shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's or Portfolio's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

     Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund or Portfolio may indirectly support sales and servicing efforts relating to the other Funds' or Portfolios' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's or Portfolio's shares, and allocates other expenses among the Funds or Portfolios based on their relative net assets. Expenses allocated to each Fund or Portfolio are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

ALL FUNDS AND PORTFOLIOS/(1)/
                                               SERVICING   DISTRIBUTION
                                                  FEE           FEE
                                               ----------  -------------
Class A                                            .25%        N/A
Class B /(2)/                                      .25%        None
Class C (purchased before July 1,                  .25%        None
1991)
Class C/(3)/ (purchased on or after                .25%        .65%
July 1, 1991)

1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997
2. Payable only with respect to shares outstanding for one year or more.
3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

     The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds or Portfolios. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund or Portfolio and/or all of the Funds or Portfolios together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds and Portfolios, PIMCO Advisors may pay participating brokers and other intermediaries for sub-transfer agency and other services.

     If in any year the Distributor's expenses incurred in connection with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

     Each Retail Plan may be terminated with respect to any Fund or Portfolio to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund or Portfolio. Any change in any Retail Plan that would materially increase the cost to the class of shares of any

Fund or Portfolio to which the Plan relates requires approval by the affected class of shareholders of that Fund or Portfolio. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

     The Retail Plans will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

     If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or Portfolios, or classes thereof, it may continue in effect with respect to any class of any Fund or Portfolio as to which it has not been terminated (or has been renewed).

     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds and Portfolios are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Trust, and in connection with the servicing of Class B and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds and Portfolios to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

PAYMENTS PURSUANT TO CLASS A PLANS

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $2,635,864, $2,017,316 and $1,147,572, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds and Portfolios as follows:

                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED
FUND                                                06/30/99    06/30/98    06/30/97
-----------------------------------------------   ----------- ----------  ----------
Equity Income Fund                                 $  37,477   $  20,227   $     938
Value Fund                                            51,171      46,720      14,876
Small-Cap Value Fund                                 226,167      91,688       2,770
Select Growth Fund/(1)/                                  N/A         N/A         N/A
Growth & Income Fund                                     N/A         N/A         N/A
Capital Appreciation Fund                            224,084      75,035       5,510
Mid-Cap Fund/(1)/                                    251,954      72,631      12,246
Micro-Cap Fund/(1)/                                      N/A         N/A         N/A
Small-Cap Fund/(1)/                                      N/A         N/A         N/A
Enhanced Equity Fund                                     N/A         N/A         N/A
Emerging Markets Fund/(1)/                               N/A         697         108
International Developed Fund/(1)/                        N/A       2,903         169
Balanced Fund/(1)/                                    23,696      12,278         173
Renaissance Fund                                     214,100     130,230      53,527
Growth Fund                                          464,918     403,013     290,828
Target Fund                                          347,814     394,300     288,012
Opportunity Fund                                     338,303     531,993     320,127
Innovation Fund                                      406,854     164,089      99,910
International Fund                                    29,153      42,700      34,195
International Growth Fund                                N/A         N/A         N/A
Precious Metals Fund/(1)/                              8,880      13,370      14,218
Tax Exempt Fund/(1)/                                     N/A      15,442       9,965
Value 25 Fund/(1)/                                     1,189         N/A         N/A
Tax-Efficient Equity Fund                              7,937         N/A         N/A
Structured Emerging Markets Fund                         N/A         N/A         N/A
Tax-Efficient Structured Emerging Markets Fund           N/A         N/A         N/A
Mega-Cap Fund                                            N/A         N/A         N/A
Global Innovation Fund                                   N/A         N/A         N/A
NFJ Value Fund                                           N/A         N/A         N/A
NFJ Equity Income Fund                                   N/A         N/A         N/A
NFJ Value 25 Fund                                        N/A         N/A         N/A
60/40 Portfolio                                        1,312         N/A         N/A
70/30 Portfolio                                          348         N/A         N/A
90/10 Portfolio                                          504         N/A         N/A

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 1999, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $2,135,047; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses
(including data processing, legal and operations), $500,814.   These totals,
allocated among (i) compensation and (ii) sales material and other expenses for each Fund and Portfolio, were as follows:

                                                                SALES MATERIAL
                                                                  AND OTHER
                                                  COMPENSATION     EXPENSES      TOTAL
                                                  ------------  --------------  --------
Equity Income Fund                                    $ 30,356         $ 7,121  $ 37,477
Value Fund                                              41,449           9,722    51,171
Small-Cap Value Fund                                   183,195          42,972   226,167
Select Growth Fund/(1)/                                    N/A             N/A       N/A
Growth & Income Fund                                       N/A             N/A       N/A
Capital Appreciation Fund                              181,508          42,576   224,084
Mid-Cap Fund/(1)/                                      204,083          47,871   251,954
Micro-Cap Fund/(1)/                                        N/A             N/A       N/A
Small-Cap Fund /(1)/                                       N/A             N/A       N/A
Enhanced Equity Fund                                       N/A             N/A       N/A
Emerging Markets Fund/(1)/                                 N/A             N/A       N/A
International Developed Fund/(1)/                          N/A             N/A       N/A
Balanced Fund/(1)/                                      19,194           4,502    23,696
Renaissance Fund                                       173,421          40,679   214,100
Growth Fund                                            376,584          88,334   464,918
Target Fund                                            281,729          66,085   347,814
Opportunity Fund                                       274,025          64,278   338,303
Innovation Fund                                        329,552          77,302   406,854
International Fund                                      23,614           5,539    29,153
International Growth Fund                                  N/A             N/A       N/A
Precious Metals Fund/(1)/                                7,193           1,687     8,880
Tax Exempt Fund/(1)/                                       N/A             N/A       N/A
Value 25 Fund/(1)/                                         963             226     1,189
Tax-Efficient Equity Fund                                6,429           1,508     7,937
Structured Emerging Markets Fund                           N/A             N/A       N/A
Tax-Efficient Structured Emerging Markets Fund             N/A             N/A       N/A
Mega-Cap Fund                                              N/A             N/A       N/A
Global Innovation Fund                                     N/A             N/A       N/A
NFJ Value                                                  N/A             N/A       N/A
NFJ Equity Income                                          N/A             N/A       N/A
NFJ Value 25                                               N/A             N/A       N/A
60/40 Portfolio                                          1,063             249     1,312
70/30 Portfolio                                            282              66       348
90/10 Portfolio                                            408              96       504

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,556,119 pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"),
which is similar to the Class A Plan of the Trust.   Such payments were
allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                  YEAR ENDED
                                SEPT. 30, 1996
                                --------------
Renaissance Fund                   $ 38,973
Growth Fund                         351,506
Target Fund                         338,598
Opportunity Fund                    308,794
Innovation Fund                      88,089
International Fund                   42,411
Precious Metals Fund/(1)/            21,416
Tax Exempt Fund/(1)/                 10,288

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS B PLANS

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $7,649,186, $4,549,168 and $1,670,623, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds and Portfolios as follows:


                                                  YEAR ENDED  YEAR ENDED  YEAR ENDED
FUND                                                06/30/99    06/30/98    06/30/97
------------------------------------------------  ----------   ---------   ---------
Equity Income Fund                                $  174,783   $  80,992   $   5,019
Value Fund                                           332,761     311,768     101,067
Small-Cap Value Fund                                 984,479     611,536      17,419
Select Growth Fund/(1)/                                  N/A         N/A         N/A
Growth & Income Fund                                     N/A         N/A         N/A
Capital Appreciation Fund                            483,520     165,015       5,077
Mid-Cap Fund/(1)/                                    834,091     528,760     104,374
Micro-Cap Fund/(1)/                                      N/A         N/A         N/A
Small-Cap Fund/(1)/                                      N/A         N/A         N/A
Enhanced Equity Fund                                     N/A         N/A         N/A
Emerging Markets Fund/(1)/                               N/A       4,696         633
International Developed Fund/(1)/                        N/A      21,969       2,256
Balanced Fund/(1)/                                   109,348      42,373       2,223
Renaissance Fund                                   1,133,814     603,997     204,965
Growth Fund                                          996,276     660,761     351,684
Target Fund                                          703,506     727,857     450,009
Opportunity Fund                                         428         N/A         N/A
Innovation Fund                                    1,707,917     629,537     332,295
International Fund                                    84,644      85,359      53,098
International Growth Fund                                N/A         N/A         N/A
Precious Metals Fund/(1)/                             40,742      41,484      21,713
Tax Exempt Fund/(1)/                                     N/A      33,064      18,818
Value 25 Fund/(1)/                                     3,700         N/A         N/A
Tax-Efficient Equity Fund                             28,316         N/A         N/A
Structured Emerging Markets Fund                         N/A         N/A         N/A
Tax-Efficient Structured Emerging Markets Fund           N/A         N/A         N/A
Mega-Cap Fund                                            N/A         N/A         N/A
Global Innovation Fund                                   N/A         N/A         N/A
NFJ Value Fund                                           N/A         N/A         N/A
NFJ Equity Income Fund                                   N/A         N/A         N/A
NFJ Value 25 Fund                                        N/A         N/A         N/A
60/40 Portfolio                                       15,370         N/A         N/A
70/30 Portfolio                                        8,250         N/A         N/A
90/10 Portfolio                                        7,240         N/A         N/A

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 1999, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $6,195,840; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,453,345. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund and Portfolio, were as follows:

                                                                SALES MATERIAL
                                                                   AND OTHER
                                                  COMPENSATION     EXPENSES       TOTAL
                                                  ------------  --------------  ----------
Equity Income Fund                                  $  141,574        $ 33,209  $  174,783
Value Fund                                             269,536          63,225     332,761
Small-Cap Value Fund                                   797,428         187,051     984,479
Select Growth Fund/(1)/                                    N/A             N/A         N/A
Growth & Income Fund                                       N/A             N/A         N/A
Capital Appreciation Fund                              391,651          91,869     483,520
Mid-Cap Fund/(1)/                                      675,614         158,477     834,091
Micro-Cap Fund/(1)/                                        N/A             N/A         N/A
Small-Cap Fund/(1)/                                        N/A             N/A         N/A
Enhanced Equity Fund                                       N/A             N/A         N/A
Emerging Markets Fund/(1)/                                 N/A             N/A         N/A
International Developed Fund/(1)/                          N/A             N/A         N/A
Balanced Fund/(1)/                                      88,572          20,776     109,348
Renaissance Fund                                       918,389         215,425   1,133,814
Growth Fund                                            806,984         189,292     996,276
Target Fund                                            569,840         133,666     703,506
Opportunity Fund                                           347              81         428
Innovation Fund                                      1,383,413         324,504   1,707,917
International Fund                                      68,562          16,082      84,644
International Growth Fund                                  N/A             N/A         N/A
Precious Metals Fund/(1)/                               33,001           7,741      40,742
Tax Exempt Fund/(1)/                                       N/A             N/A         N/A
Value 25 Fund/(1)/                                       2,997             703       3,700
Tax-Efficient Equity Fund                               22,936           5,380      28,316
Structured Emerging Markets Fund                           N/A             N/A         N/A
Tax-Efficient Structured Emerging Markets Fund             N/A             N/A         N/A
Mega-Cap Fund                                              N/A             N/A         N/A
Global Innovation Fund                                     N/A             N/A         N/A
NFJ Value Fund                                             N/A             N/A         N/A
NFJ Equity Income Fund                                     N/A             N/A         N/A
NFJ Value 25 Fund                                          N/A             N/A         N/A
60/40 Portfolio                                         12,450           2,920      15,370
70/30 Portfolio                                          6,683           1,568       8,250
90/10 Portfolio                                          5,864           1,376       7,240

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The Trust did not offer Class B shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,839,931 pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                  YEAR ENDED
                                SEPT. 30, 1996
                                --------------
Renaissance Fund                   $ 62,195
Growth Fund                         211,778
Target Fund                         241,125
Opportunity Fund                        N/A
Innovation Fund                     166,747
International Fund                  289,719
Precious Metals Fund/(1)/            14,083
Tax Exempt Fund/(1)/                 14,673

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS C PLANS

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $43,907,220, $42,819,673 and $28,944,078, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds and Portfolios as follows:

                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED
FUND                                                 06/30/99     06/30/98     06/30/97
------------------------------------------------  -----------  -----------  -----------
Equity Income Fund                                $   230,353  $   139,875  $    13,919
Value Fund                                            779,730      784,829      245,893
Small-Cap Value Fund                                1,113,794      814,232       39,558
Select Growth Fund/(1)/                                   N/A          N/A          N/A
Growth & Income Fund                                      N/A          N/A          N/A
Capital Appreciation Fund                             748,698      392,705       28,078
Mid-Cap Fund/(1)/                                   1,225,691      951,993      197,365
Micro-Cap Fund/(1)/                                       N/A          N/A          N/A
Small-Cap Fund/(1)/                                       N/A          N/A          N/A
Enhanced Equity Fund                                      N/A          N/A          N/A
Emerging Markets Fund/(1)/                                N/A       14,813        5,070
International Developed Fund/(1)/                         N/A       40,459        4,936
Balanced Fund/(1)/                                    110,967       41,412        1,876
Renaissance Fund                                    4,288,538    3,887,867    2,024,245
Growth Fund                                        18,591,740   16,386,591   11,107,219
Target Fund                                         8,510,832    9,707,945    7,238,372
Opportunity Fund                                    3,521,632    5,829,510    4,950,118
Innovation Fund                                     3,440,411    1,834,958    1,149,018
International Fund                                  1,083,209    1,421,443    1,354,452
International Growth Fund                                 N/A          N/A          N/A
Precious Metals Fund/(1)/                             133,650      181,565      255,508
Tax Exempt Fund/(1)/                                      N/A      389,476      328,451
Value 25 Fund/(1)/                                      4,980          N/A          N/A
Tax-Efficient Equity Fund                              50,345          N/A          N/A
Structured Emerging Markets Fund                          N/A          N/A          N/A
Tax-Efficient Structured Emerging Markets Fund            N/A          N/A          N/A
Mega-Cap Fund                                             N/A          N/A          N/A
Global Innovation Fund                                    N/A          N/A          N/A
NFJ Value Fund                                            N/A          N/A          N/A
NFJ Equity Income Fund                                    N/A          N/A          N/A
NFJ Value 25 Fund                                         N/A          N/A          N/A
60/40 Portfolio                                        29,671          N/A          N/A
70/30 Portfolio                                        16,395          N/A          N/A
90/10 Portfolio                                        26,585          N/A          N/A

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     During the fiscal year ended June 30, 1999, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $35,564,849; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $8,342,372. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund and Portfolio, were as follows:

                                                                  SALES MATERIAL
                                                  COMPENSATION  AND OTHER EXPENSES     TOTAL
                                                  ------------  ------------------  -----------
Equity Income Fund                                 $   186,586          $   43,767  $   230,353
Value Fund                                             631,581             148,149      779,730
Small-Cap Value Fund                                   902,173             211,621    1,113,794
Select Growth Fund/(1)/                                    N/A                 N/A          N/A
Growth & Income Fund                                       N/A                 N/A          N/A
Capital Appreciation Fund                              606,445             142,253      748,698
Mid-Cap Fund/(1)/                                      992,810             232,881    1,225,691
Micro-Cap Fund/(1)/                                        N/A                 N/A          N/A
Small-Cap Fund/(1)/                                        N/A                 N/A          N/A
Enhanced Equity Fund                                       N/A                 N/A          N/A
Emerging Markets Fund/(1)/                                 N/A                 N/A          N/A
International Developed Fund/(1)/                          N/A                 N/A          N/A
Balanced Fund/(1)/                                      89,883              21,084      110,967
Renaissance Fund                                     3,473,716             814,822    4,288,538
Growth Fund                                         15,059,309           3,532,431   18,591,740
Target Fund                                          6,893,774           1,617,058    8,510,832
Opportunity Fund                                     2,852,522             669,110    3,521,632
Innovation Fund                                      2,786,733             653,678    3,440,411
International Fund                                     877,399             205,810    1,083,209
International Growth Fund                                  N/A                 N/A          N/A
Precious Metals Fund/(1)/                              108,257              25,394      133,650
Tax Exempt Fund/(1)/                                       N/A                 N/A          N/A
Value 25 Fund/(1)/                                       4,034                 946        4,980
Tax-Efficient Equity Fund                               40,779               9,566       50,345
Structured Emerging Markets Fund                           N/A                 N/A          N/A
Tax-Efficient Structured Emerging Markets Fund             N/A                 N/A          N/A
Mega-Cap Fund                                              N/A                 N/A          N/A
Global Innovation Fund                                     N/A                 N/A          N/A
NFJ Value Fund                                             N/A                 N/A          N/A
NFJ Equity Income Fund                                     N/A                 N/A          N/A
NFJ Value 25 Fund                                          N/A                 N/A          N/A
60/40 Portfolio                                         24,034               5,637       29,671
70/30 Portfolio                                         13,280               3,115       16,395
90/10 Portfolio                                         21,534               5,051       26,585

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The Trust did not offer Class C shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $41,704,155 pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17,
1997) as follows:


                                 Year Ended
                                Sept. 30, 1996
                                --------------

Renaissance Fund                $ 1,965,449
Growth Fund                      13,593,775
Target Fund                       8,684,223
Opportunity Fund                  7,455,633
Innovation Fund                     899,377
International Fund                1,858,512
Precious Metals Fund/(1)/           430,849
Tax Exempt Fund/(1)/                499,738

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds and Portfolios, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and Portfolios and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As noted above, Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Retail Plans, were in effect prior to January 17, 1997 in respect of series of PAF that were predecessors of certain of the Funds listed below. The remaining Funds and the Portfolios did not offer Class A, Class B or Class C shares prior to January 17, 1997. As of June 30, 1999, such expenses were approximately $18,240,00 in excess of payments under the Class A Plan, $29,500,00 in excess of payments under the Class B Plan and $2,068,00 in excess of payments under the Class C Plan.

     The allocation of such excess (on a pro rata basis) among the Funds and Portfolios listed below as of June 30, 1999 was as follows:

Fund                                   Class A     Class B      Class C
-----------------------------------  -----------  ----------  ------------

Balanced Fund/(1)/                   $   45,000   $  398,000  $    59,000
Capital Appreciation Fund               617,000    1,471,000      125,000
Emerging Markets Fund/(1)/               (3,000)      25,000        9,000
Equity Income Fund                      116,000      579,000      118,000
Growth Fund                           6,987,000    4,479,000   (4,815,000)
Innovation Fund                         728,000    7,949,000    1,820,000
International Developed Fund/(1)/        33,000       76,000       (2,000)
International Fund                      641,000      368,000    1,541,000
Mid-Cap Fund                          1,242,000    2,468,000      340,000
Opportunity Fund                      2,772,000        3,000   (5,601,000)
Precious Metals Fund/(1)/                98,000      333,000      186,000
Renaissance Fund                      1,095,000    3,832,000    1,279,000
Small-Cap Value Fund                    652,000    3,845,000      389,000
Target Fund                           3,041,000    2,590,000    6,109,000
Value Fund                              170,000      733,000      352,000
Value 25 Fund/(1)/                       (1,000)      16,000        3,000
Tax-Efficient Equity Fund                14,000      154,000       34,000
Global Innovation Fund                      N/A          N/A          N/A
Select Growth Fund                          N/A          N/A          N/A
60/40 Portfolio                          (1,000)      91,000       57,000
70/30 Portfolio                          (2,000)      41,000       35,000
90/10 Portfolio                          (4,000)      49,000       30,000

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The allocation of such excess (on a pro rata basis) among the Funds and Portfolios, calculated as a percentage of net assets of each Fund listed below as of June 30, 1999, was as follows:

Fund                                 Class A   Class B   Class C
-----------------------------------  --------  --------  --------

Balanced Fund/(1)/                      0.46%     3.23%     0.45%
Capital Appreciation Fund               0.68      2.67      0.15
Emerging Markets Fund/(1)/               N/A       N/A       N/A
Equity Income Fund                      0.67      2.66      0.45
Growth Fund                             3.07      3.35     -0.23
Innovation Fund                         0.23      2.26      0.31
International Developed Fund/(1)/        N/A       N/A       N/A
International Fund                      3.40      3.88      1.52
Mid-Cap Fund                            1.00      2.91      0.30
Opportunity Fund                        2.28      1.20     -1.81
Precious Metals Fund/(1)/               1.25      8.49      1.62
Renaissance Fund                        1.21      3.03      0.29
Small-Cap Value Fund                    0.61      3.96      0.34
Target Fund                             1.79      3.29      0.67
Value Fund                              0.76      2.02      0.44
Value 25 Fund/(1)/                     -0.35      1.90      0.36
Tax-Efficient Equity Fund               0.21      2.42      0.32
Select Growth Fund                       N/A       N/A       N/A
Global Innovation Fund                   N/A       N/A       N/A
60/40 Portfolio                        -0.05      2.49      0.58
70/30 Portfolio                        -0.49      2.36      0.70
90/10 Portfolio                        -0.62      2.55      0.38

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLANS FOR ADMINISTRATIVE CLASS SHARES

     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund and Portfolio. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund and Portfolio.

     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund or Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds or Portfolios. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund or Portfolio; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund or Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Administrative Distribution Plan.

     Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan is a "reimbursement plan," which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

     Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

PAYMENTS PURSUANT TO THE ADMINISTRATIVE PLANS

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the Trust paid qualified service providers an aggregate of $1,120,693, $502,216 and $132,422, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan.

     Of these aggregate totals, $602,519, $362,416 and $128,406, respectively, were paid pursuant to the Administrative Services Plan and/or the Administrative Distribution Plan for the Funds and Portfolios listed below and were allocated among the operational Funds and Portfolios as Follows:

                                     YEAR ENDED  YEAR ENDED  YEAR ENDED
FUND                                   06/30/99    06/30/98    06/30/97
-----------------------------------   ---------   ---------   ---------
Equity Income Fund                    $  29,362   $  25,885   $  16,938
Value Fund                               39,528      11,304           0
Small-Cap Value Fund                     40,618      22,930      12,276
Select Growth Fund/(1)/                 176,827     211,557      79,366
Growth & Income Fund                      7,757       1,846           0
Mid-Cap Fund/(1)/                       234,913      64,116       4,723
Micro-Cap Fund/(1)/                       7,665       8,918       1,898
Enhanced Equity Fund                     41,681       9,207           0
International Developed Fund/(1)/           N/A       6,653      13,205
Renaissance Fund                            507         N/A         N/A
Growth Fund                               1,939         N/A         N/A
Target Fund                               1,725         N/A         N/A
Opportunity Fund                            633         N/A         N/A
International Fund                       17,126         N/A         N/A
Tax-Efficient Equity Fund                 2,213         N/A         N/A
Mega-Cap Fund                               N/A         N/A         N/A
Global Innovation Fund                      N/A         N/A         N/A
NFJ Value Fund                              N/A         N/A         N/A
NFJ Equity Income Fund                      N/A         N/A         N/A
NFJ Value 25 Fund                           N/A         N/A         N/A
60/40 Portfolio                               9         N/A         N/A
70/30 Portfolio                               9         N/A         N/A
90/10 Portfolio                               9         N/A         N/A

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The additional portions of the aggregate totals, $518,174, $139,800 and $4,016, respectively, were paid pursuant to the Administrative Services Plan only for the Capital Appreciation, Emerging Markets and Small-Cap Funds, and were allocated among these Funds as follows:

                              YEAR ENDED  YEAR ENDED  YEAR ENDED
FUND                            06/30/99    06/30/98    06/30/97
----------------------------   ---------   ---------   ---------
Capital Appreciation Fund      $ 514,736   $ 137,462   $   3,297
Emerging Markets Fund/(1)/           N/A       1,802         582
Small-Cap Fund                     3,438         536         137

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about this Fund.

     The remaining Funds did not make payments under either Administrative Plan. The Administrative Plans were not in effect in prior fiscal years.

PLAN FOR CLASS D SHARES

     As described above under "Management of the Trust--Fund Administrator," the Trust's Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

     Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

     The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

     The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

     With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

     For the fiscal years ended June 30, 1999 and June 30, 1998, the Trust paid qualified service providers an aggregate of $22,580 and $353, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows:

                             YEAR ENDED  YEAR ENDED
FUND                            6/30/99     6/30/98
---------------------------    --------    --------
Capital Appreciation Fund      $    581    $     56
Mid-Cap Fund/(1)/                   606          63
Equity Income Fund                  325          56
Renaissance Fund                    309          63
Value Fund                          252          53
Tax-Efficient Equity Fund         1,843         N/A
Innovation Fund                  18,664          61

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The Portfolios do not offer Class D shares.

PURCHASES, EXCHANGES AND REDEMPTIONS

     Purchases, exchanges and redemptions of the Trust's shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the headings "Investment Options --Class A, B and C Shares" and "How to Buy and Sell Shares," and in the Institutional Prospectus and the Institutional Portfolio Prospectus under the headings ""Investment Options -- Institutional Class and Administrative Class Shares" and "Purchases, Redemptions & Exchanges."

     Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds and Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or Portfolio, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund or Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the caption "How to Buy and Sell Shares-- Exchanging Shares," and in the Institutional Prospectus and the Institutional Portfolio Prospectus under the caption "Purchases, Redemptions and Exchanges-- Exchange Privilege," a shareholder may exchange shares of any Fund or Portfolio for shares of the same class of any other Fund or Portfolio of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund or Portfolio. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund or Portfolio from which the exchange was made. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust currently limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund or Portfolio, subsequently exchanges those shares for shares of a different Fund or Portfolio and then exchanges back into the originally purchased Fund or Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund or Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectuses.

     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds or Portfolios to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds and Portfolios, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund or Portfolio. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are set forth in the applicable Prospectus or in the Guide. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds and Portfolios may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

FUND REIMBURSEMENT FEES

     Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee (a "Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor or the Sub-Adviser. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

     The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

     On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Parametric Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants" and, together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional

Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were then terminated and Institutional Class shares of the Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Parametric Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

     Portfolio securities transferred to the Funds pursuant to the Parametric Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Parametric Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Parametric Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Parametric Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Taxation-- Distributions" below.

     In connection with the Parametric Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.


                       PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Portfolios invest exclusively in Institutional Class shares of Underlying PIMCO Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which they invest.

     For the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997, the following amounts of brokerage commissions were paid by the Funds and
Portfolios:

                                                                           YEAR                   YEAR                    YEAR
                                                                           ENDED                  ENDED                   ENDED
FUND                                                                      6/30/99                 6/30/98                6/30/97
-----------------------------------------------------------             -----------             -----------            -----------
Equity Income Fund                                                      $   370,906             $   239,458            $   161,012
Value Fund                                                                  590,816                 437,002                203,403
Small-Cap Value Fund                                                        973,236                 810,211                146,551
Capital Appreciation Fund                                                 2,099,694               1,384,393                889,931
Mid-Cap Fund/(1)/                                                         1,648,830               1,115,609                634,436
Micro-Cap Fund/(1)/                                                         381,825                 237,969                315,009
Small-Cap Fund/(1)/                                                         149,013                  71,734                113,103
Enhanced Equity Fund                                                         34,926                  61,193                196,460
Emerging Markets Fund/(1)/                                                   94,539                 238,241                591,312
International Developed Fund/(1)/                                           266,609                 326,193                498,041
Balanced Fund/(1)/                                                          108,337                  91,788                197,598
Select Growth Fund/(1)/                                                     154,017                 219,194                114,173
Growth & Income Fund                                                         53,303                  44,404                 31,940
Renaissance Fund*                                                         4,009,076               2,539,296                717,040
Growth Fund*                                                              4,502,200               4,154,740              2,632,126
Target Fund*                                                              3,661,375               5,577,623              2,584,198
Opportunity Fund*                                                         1,778,867               1,345,809              1,187,818
Innovation Fund*                                                            782,662                 412,457                224,529
International Fund*                                                         566,950                 785,827                748,412
International Growth Fund**                                                  77,095                  26,179                    N/A
Precious Metals Fund*/(1)/                                                  105,266                  98,635                 81,251
Tax Exempt Fund*/(1)/                                                           N/A                     N/A                      0
Value 25 Fund/(1)/                                                           15,802                     N/A                    N/A
Tax-Efficient Equity Fund                                                    28,136                     N/A                    N/A
Structured Emerging Markets Fund                                             85,087                     N/A                    N/A
Tax-Efficient Structured Emerging Markets Fund                              153,831                     N/A                    N/A
Mega-Cap Fund                                                                   N/A                     N/A                    N/A
Global Innovation Fund                                                          N/A                     N/A                    N/A
NFJ Value Fund                                                                  N/A                     N/A                    N/A
NFJ Equity Income Fund                                                          N/A                     N/A                    N/A
NFJ Value 25 Fund                                                               N/A                     N/A                    N/A
60/40 Portfolio                                                               1,646                     N/A                    N/A
70/30 Portfolio                                                                 348                     N/A                    N/A
90/10 Portfolio                                                                  65                     N/A                    N/A
                                                                        -----------             -----------            -----------

TOTAL                                                                   $22,684,457             $20,217,955            $12,268,343
-------------

* Amounts for the year ending June 30, 1997 are for the period 1/18/97 through 6/30/97.
** Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.
(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

      For the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17, 1997):

                              10/1/96       YEAR
                                TO          ENDED
FUND                          1/17/97      9/30/96
---------------------------  ----------  -----------
Renaissance Fund             $  363,501  $   993,617
Growth Fund                   1,064,573    2,985,777
Target Fund                   1,375,601    3,080,238
Opportunity Fund                505,221    1,757,263
Innovation Fund                 105,556      228,473
International Fund              393,808    1,530,476
Precious Metals Fund/(1)/        53,096       79,838
Tax Exempt Fund/(1)/                  0            0
                             ----------  -----------
TOTAL                        $3,861,356  $10,655,682

(1) Please see the section captioned "The Trust" in this Statement of Additional Information for information about these Funds.

     The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Advisers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Sub-Adviser by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

PORTFOLIO TURNOVER

     A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to
shareholders at ordinary income tax rates).   To the extent
portfolio turnover results in the realization of net short-term capital gains, such gains are generally taxed to shareholders at ordinary income tax rates. See "Taxation."

     The portfolio turnover rate of a Fund or Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund or Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and
(b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

     Because the Adviser does not expect to reallocate the Portfolio's assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates.

     Portfolio turnover rates for each Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus. In connection with the change in Sub-Advisers of the Equity Income, Value, Growth, Target, Opportunity, Innovation, Renaissance, Select Growth, Growth & Income and International Growth Funds, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of PIMCO Equity Advisors and the particular Fund's previous Sub-Adviser. See "Management of the Trust--Portfolio Management Agreements."


                                NET ASSET VALUE

     As indicated in the Prospectuses under the heading "How Fund Shares are Priced," the net asset value ("NAV") of a class of a Fund's or Portfolio's shares is determined by dividing the total value of a Fund's or Portfolio's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

     For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

     Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Innovation and International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

     Fund and Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

     In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of classes of shares of the Funds and Portfolios with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Funds and Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's or Portfolio's classes.

     The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


                                    TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund or Portfolio.

     Each Fund and Portfolio intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund and Portfolio generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's or Portfolio's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's or Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund or Portfolio controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund and Portfolio must distribute each taxable year an amount at least equal to the sum of (i) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. For purposes of the Qualifying Income Test, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

     In years when a Fund or Portfolio distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

DISTRIBUTIONS

     As a regulated investment company, each Fund and Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund or Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund and Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund or Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund and Portfolio must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund or Portfolio in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund or Portfolio during January of the following year.

     Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund or Portfolio, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund and Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

     Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. While the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds seek to minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

     Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains are taxable to shareholders as long-term capital gains (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

     The tax status of each Fund and Portfolio and the distributions which it may make are summarized in the Prospectuses under the captions "Fund Distributions" and "Tax Consequences." All dividends and distributions of a Fund or Portfolio, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate for shareholders who are individuals), regardless of how long the shareholder has held a Fund's or Portfolio's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. A Portfolio's use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Fund's investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Fund.

     Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund or Portfolio are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's or Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund or Portfolio reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's or Portfolio's net asset value also reflects unrealized losses.

SALES OF SHARES

     Upon the disposition of shares of a Fund or Portfolio (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Depending on a Portfolio's percentage ownership in an Underlying PIMCO Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of a Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly.

BACKUP WITHHOLDING

     A Fund or Portfolio may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund or Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

     To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including the Portfolios.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

FOREIGN CURRENCY TRANSACTIONS

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Sub-Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receiv ables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although a Portfolio may itself be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which the Portfolio invests, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES

     Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

OTHER TAXATION

     Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder's pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations").
However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund and Portfolio will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund and Portfolio qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund or Portfolio will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund or Portfolio.


                               OTHER INFORMATION

CAPITALIZATION

     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund or Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or Portfolio.

     Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Net investment income from interest and dividends, if any, will be declared and paid monthly to shareholders of record by the 30/70 Portfolio. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the NFJ Equity Income, NFJ Value, Equity Income, Value and Renaissance Funds and the 60/40 Portfolio. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds and the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund or Portfolio will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's or Portfolio's property for all loss and expense of any shareholder of that Fund or Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund or Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

PERFORMANCE INFORMATION

     From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds or Portfolios. Information about a Fund's or Portfolio's performance is based on that Fund's (or its predecessor's) or Portfolio's record to a recent date and is not intended to indicate future performance.

     The total return of the classes of shares of the Funds and Portfolios may be included in advertisements or other written material. When a Fund's or Portfolio's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund or Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds) or Portfolio, as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund or Portfolio at the beginning of the relevant period to the redemption value of the investment in the Fund or Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

     The Funds and Portfolios may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund or Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund or Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Fund's or Portfolio's actual net investment income for that period.

     Performance information is computed separately for each class of a Fund or Portfolio. Each Fund and Portfolio may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Equity Income, Value and Renaissance Funds and the 60/40 and 30/70 Portfolios may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund and Portfolio may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Equity Income, Value and Renaissance Funds and the 60/40 and 30/70 Portfolios) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's or Portfolio's net asset values and public offering prices will separately present each class of shares. The Funds and Portfolios also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Investment results of the Funds and Portfolios will fluctuate over time, and any representation of the Funds' or Portfolio's total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and Portfolios and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

CALCULATION OF YIELD

     Quotations of yield for certain of the Funds and Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/ -1]
                      ---
                      cd

     where  a = dividends and interest earned during the period,

            b = expenses accrued for the period (net of reimbursements),

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

            d = the maximum offering price per share on the last day of the period.

     For the one month period ended September 30, 1999, the yields of the Equity Income, Value and Renaissance Funds and the 60/40 and 30/70 Portfolios were as follows (Class D shares were not offered during the period listed):

                      INSTITUTIONAL   ADMINISTRATIVE
FUND                      CLASS           CLASS        CLASS A   CLASS B   CLASS C   CLASS D
--------------------  --------------  ---------------  --------  --------  --------  --------
Equity Income Fund             3.37%            3.12%     2.80%     2.19%     2.19%     2.96%
Value Fund                     2.37%            2.12%     1.87%     1.20%     1.20%     1.95%
Renaissance Fund               0.38%            0.11%    -0.05%    -0.84%    -0.84%    -0.06%
60/40 Portfolio                4.53%            4.28%     3.75%     3.20%     3.20%    N/A
30/70 Portfolio                5.39%            5.14%     4.62%     4.08%     4.08%    N/A

     The yield of a Fund or Portfolio will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or Portfolio or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund's or Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's or Portfolio's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

     The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN

     Quotations of average annual total return for a Fund or Portfolio, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund, Portfolio or class over periods of one, five, and ten years (up to the life of the Fund or Portfolio), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund, Portfolio or class expenses on an annual basis, and assume that
(i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds and Portfolios may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

     THE PERFORMANCE RESULTS SHOWN ON THE SUBSEQUENT PAGES FOR THE EQUITY INCOME, VALUE, RENAISSANCE, GROWTH, SELECT GROWTH, TARGET, OPPORTUNITY, GROWTH & INCOME, INNOVATION AND INTERNATIONAL GROWTH FUNDS REFLECTS THE RESULTS OF OPERATIONS UNDER THESE FUNDS' PREVIOUS SUB-ADVISER. THESE FUNDS WOULD NOT NECESSARILY HAVE ACHIEVED THE RESULTS SHOWN UNDER THEIR CURRENT INVESTMENT MANAGEMENT ARRANGEMENTS. THE MEGA-CAP, GLOBAL INNOVATION, NFJ EQUITY INCOME, NFJ VALUE AND NFJ VALUE 25 FUNDS DID NOT OFFER SHARES DURING THE PERIODS ENDED JUNE 30, 1999, AND THEREFORE NO PERFORMANCE INFORMATION IS SHOWN FOR THESE FUNDS.

     The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 1999. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

          AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999*

                                                         SINCE
                                                       INCEPTION    INCEPTION  INCEPTION
      FUND            CLASS**      1 YEAR   5 YEARS     OF FUND      DATE OF    DATE OF
                                                      (ANNUALIZED)    FUND       CLASS
----------------------------------------------------------------------------------------
Equity Income       Institutional   12.56%    21.02%        16.89%   03/08/91   03/08/91
                   Administrative   12.31%    20.72%        16.61%              11/30/94
                          Class A    6.08%    19.21%        15.66%               1/20/97
                          Class B    6.50%    19.48%        15.71%               1/20/97
                          Class C   10.31%    19.66%        15.58%               1/20/97
                          Class D   12.21%    20.56%        16.45%                4/8/98
----------------------------------------------------------------------------------------
Value               Institutional   12.30%    21.23%        17.09%   12/30/91   12/30/91
                   Administrative   11.91%    20.93%        16.79%               8/21/97
                          Class A    5.78%    19.40%        15.75%               1/13/97
                          Class B    6.17%    19.67%        15.83%               1/13/97
                          Class C   10.06%    19.87%        15.77%               1/13/97
                          Class D   12.00%    20.79%        16.65%                4/8/98
----------------------------------------------------------------------------------------
Small-Cap Value     Institutional   -5.11%    15.78%        14.43%    10/1/91    10/1/91
                   Administrative   -5.40%    15.48%        14.14%               11/1/95
                          Class A  -10.70%    14.03%        13.15%               1/20/97
                          Class B  -10.75%    14.24%        13.22%               1/20/97
                          Class C   -7.12%    14.48%        13.14%               1/20/97
----------------------------------------------------------------------------------------
Capital             Institutional   10.57%    24.49%        19.51%     3/8/91     3/8/91
 Appreciation      Administrative   10.30%    24.18%        19.22%               7/31/96
                          Class A    4.08%    22.61%        18.23%               1/20/97
                          Class B    4.39%    22.94%        18.30%               1/20/97
                          Class C    8.34%    23.10%        18.17%               1/20/97
                          Class D   10.17%    24.00%        19.04%                4/8/98

----------------------------------------------------------------------------------------
Mid-Cap             Institutional    0.33%    20.56%        16.91%    8/26/91    8/26/91
                   Administrative    0.31%    20.29%        16.63%              11/30/94
                          Class A   -5.63%    18.73%        15.60%               1/13/97
                          Class B   -5.58%    18.99%        15.67%               1/13/97
                          Class C   -1.76%    19.20%        15.59%               1/13/97
                          Class D    0.25%    20.16%        16.49%                4/8/98
----------------------------------------------------------------------------------------
Micro-Cap           Institutional  -12.66%    19.33%        17.61%    6/25/93    6/25/93
                   Administrative  -12.90%    19.03%        17.32%                4/1/96
----------------------------------------------------------------------------------------
Enhanced Equity     Institutional   17.95%    25.44%        17.73%    2/11/91    2/11/91
                   Administrative   17.63%    25.10%        17.42%               8/21/97
----------------------------------------------------------------------------------------
International       Institutional   28.62%    N/A           44.97%   12/31/97   12/31/97
 Growth
----------------------------------------------------------------------------------------
Select              Institutional   24.27%    27.09%        27.06%   12/28/94   12/28/94
 Growth***         Administrative   23.75%    26.69%        26.67%               5/31/95
----------------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION    INCEPTION  INCEPTION
      FUND            CLASS**      1 YEAR   5 YEARS     OF FUND      DATE OF    DATE OF
                                                      (ANNUALIZED)    FUND       CLASS
----------------------------------------------------------------------------------------
Growth &            Institutional   51.81%    28.77%        28.72%   12/28/94   12/28/94
 Income***         Administrative   51.32%    28.48%        28.41%               5/31/95

----------------------------------------------------------------------------------------
Structured          Institutional   29.21%    N/A           29.21%    6/30/98    6/30/98
 Emerging
 Markets
----------------------------------------------------------------------------------------
Tax-Efficient       Institutional   33.39%    N/A           33.39%    6/30/98    6/30/98
 Structured
 Emerging
 Markets
----------------------------------------------------------------------------------------

* The information for the Select Growth and Growth & Income Funds is for periods ending December 31, 1999. Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), and may be paid by Class D (at a maximum rate of .25% per annum) and (ii) administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum) and Class D shares (a maximum differential of 0.40% per annum).

*** The investment objective and policies of the Select Growth Fund were changed effective April 1, 2000. The investment objective and policies of the Growth & Income Fund were changed effective August 1, 2000. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

     The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Tax-Efficient Equity Fund, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 1999 (December 31, 1999 for the Target Fund). Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the PAF predecessor series. Since Class C shares were offered since the inception of each PAF series, total return presentations for periods prior to the Inception Date of the other classes (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class shares of the Tax-Efficient Equity Fund) are based on the historical performance of Class C shares, adjusted to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees and administrative fee charges. As described below, performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class Shares of the Tax-Efficient Equity Fund are based on the historical performance of Class A shares.

          AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999*

                                                                              SINCE        INCEPTION    INCEPTION DATE
                                                                            INCEPTION    DATE OF FUND      OF CLASS
      FUND            CLASS***       1 YEAR       5 YEARS      10 YEARS     OF FUND
                                                                           (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Renaissance**              Class A      3.90%        21.45%     14.26%(#)     14.22%(#)        4/18/88           2/1/91
                           Class B      4.22%        21.71%     14.31%        14.26%                            5/22/95
                           Class C      8.17%        21.91%     14.05%        13.94%                            4/18/88
                           Class D     10.01%        22.84%(#)  14.91%(#)     14.80%(#)                          4/8/98
                     Institutional     10.24%(#)     23.28%(#)  15.34%(#)     15.24%(#)                        12/30/97
                    Administrative      9.91%(#)     22.96%(#)  15.05%(#)     14.94%(#)                         8/31/98
-----------------------------------------------------------------------------------------------------------------------
Growth                     Class A     12.13%        22.65%     17.13%(#)     18.35%(#)        2/24/84         10/26/90
                           Class B     12.72%        22.93%     17.19%        18.39%                            5/23/95
                           Class C     16.76%        23.11%     16.93%        17.91%                            2/24/84
                           Class D     18.64%(#)     24.02%(#)  17.80%(#)     18.79%(#)                          4/1/99
                     Institutional     19.11%(#)     24.51%(#)  18.27%(#)     19.26%(#)                          4/1/99
                    Administrative     18.86%        24.21%     17.98%        18.97%
-----------------------------------------------------------------------------------------------------------------------
Target                     Class A     57.10%        28.28%       N/A         24.13%          12/17/92         12/17/92
                           Class B     60.05%        28.62%       N/A         24.19%                            5/22/95
                           Class C     64.05%        28.77%       N/A         24.19%                           12/17/92
                           Class D     66.25%        29.74%       N/A         25.13%                             6/1/00
                     Institutional     66.50%(#)     30.31%(#)    N/A         25.66%                             4/1/99
                    Administrative     66.28%(#)     30.02%(#)    N/A         25.37%                             4/1/99
-----------------------------------------------------------------------------------------------------------------------
Opportunity                Class A     -1.74%        14.50%     17.18%(#)     17.08%(#)        2/24/84         12/17/90
                           Class B     -0.95%        14.72%     17.25%        17.11%                             4/1/99
                           Class C      2.36%        14.94%     16.99%        16.65%                            2/24/84
                     Institutional      4.42%(#)     16.27%(#)  18.33%(#)     17.99%(#)                          4/1/99
                    Administrative      4.21%(#)     15.99%(#)  18.04%(#)     17.70%(#)                          4/1/99
-----------------------------------------------------------------------------------------------------------------------
Innovation                 Class A     52.48%          N/A        N/A         36.53%          12/22/94         12/22/94
                           Class B     55.17%          N/A        N/A         37.07%                            5/22/95
                           Class C     59.20%          N/A        N/A         37.21%                           12/22/94
                           Class D     61.62%          N/A        N/A         38.30%                             4/8/98
                     Institutional     61.96%(#)       N/A        N/A         38.79%(#)                          3/5/99
                    Administrative     61.60%(#)       N/A        N/A         38.45%(#)                 Not yet offered
-----------------------------------------------------------------------------------------------------------------------
International**            Class A     -9.57%         3.73%      6.00%(#)      6.86%(#)        8/25/86           2/1/91
                           Class B     -9.42%         3.79%      6.06%         6.90%                            5/22/95
                           Class C     -6.01%         4.10%      5.80%         6.53%                            8/25/86
                     Institutional     -3.89%(#)      5.34%(#)   7.04%(#)      7.77%(#)                         9/30/98
                    Administrative     -4.43%(#)      5.01%(#)   6.74%(#)      7.48%(#)                         9/30/98

-----------------------------------------------------------------------------------------------------------------------
Tax-Efficient          Class A          N/A                                    9.55%           7/10/98          7/10/98
 Equity                Class B          N/A                                   10.10%                            7/10/98
                       Class C          N/A                                   14.10%                            7/10/98
                       Class D          N/A                                   15.90%                            7/10/98
                    Institutional       N/A                                   16.35%(#)                          7/2/99
                   Administrative       N/A                                   16.10%                            9/30/98
-----------------------------------------------------------------------------------------------------------------------

* The information for the Target Fund is for the periods ended December 31, 1999. Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** The investment objective and policies of the Renaissance Fund, Select Growth Fund and International Fund were changed effective February 1, 1992, March 31, 2000 and September 1, 1992, respectively. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

*** Class A, Class B, Class D, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Class D, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class shares of the Tax-Efficient Equity Fund) reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), may be paid by Class D (at a maximum rate of .25% per annum), and are not paid by the Institutional Class and
    (ii) administrative fee charges, which are lower than Class C charges for the Institutional and Administrative Classes (a maximum differential of .15% per annum) and higher for Class D (a maximum differential of .25% per annum). (Administrative fee charges are the same for Class A, B and C shares.) Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Class D, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class Shares of the Tax-Efficient Equity Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) WHERE NOTED, THE METHOD OF ADJUSTMENT USED IN THE TABLE ABOVE FOR PERIODS PRIOR TO THE INCEPTION DATE OF THE NOTED CLASSES OF THE NOTED FUNDS RESULTED IN PERFORMANCE FOR THE PERIOD SHOWN WHICH IS HIGHER THAN IF THE HISTORICAL CLASS C OR CLASS A SHARE PERFORMANCE (I.E., THE OLDER CLASS USED FOR PRIOR PERIODS) WERE NOT ADJUSTED TO REFLECT THE LOWER OPERATING EXPENSES OF THE NEWER CLASS. The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

                 TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999*
            (with no adjustment for operating expenses of the noted
              classes for periods prior to their inception dates)

                                                                SINCE INCEPTION
                                                                    OF FUND
     FUND            CLASS        1 YEAR   5 YEARS   10 YEARS     (ANNUALIZED)
-------------------------------------------------------------------------------
Renaissance             Class A       --        --      14.12%            14.01%
                        Class D       --     22.16%     14.16%            14.04%
                  Institutional    10.24%    22.30%     14.23%            14.10%
                 Administrative     9.72%    22.05%     14.11%            14.00%
-------------------------------------------------------------------------------
Growth                  Class A       --        --      17.01%            17.97%
                  Institutional    18.10%    23.18%     16.96%            17.93%
                 Administrative    18.06%    23.17%     16.96%            17.93%
-------------------------------------------------------------------------------
Target            Institutional    66.34%    29.87%        --             25.22%
                 Administrative    66.22%    29.85%        --             25.21%
-------------------------------------------------------------------------------
Opportunity             Class A       --        --      17.06%            16.69%
                  Institutional     3.50%    15.01%     17.02%            16.67%
                 Administrative     3.50%    15.01%     17.02%            16.67%
-------------------------------------------------------------------------------
Innovation        Institutional    61.53%       --         --             38.28%
-------------------------------------------------------------------------------
International           Class A       --        --       5.87%             6.59%
                  Institutional     4.20%     4.31%      5.90%             6.61%
                 Administrative     4.66%     4.21%      5.85%             6.57%
-------------------------------------------------------------------------------
Tax-Efficient     Institutional       --        --         --             15.90%
 Equity
-------------------------------------------------------------------------------

* The information for the Target Fund is for the periods ended December 31, 1999.

     The following table sets forth the average annual total return of each class of shares of the Portfolios for periods ended June 30, 1999. Total return presentations for periods prior to the Inception Date of Institutional Class and Administrative Class shares are based on the historical performance of Class A shares (which were offered since the inception of the Portfolios), adjusted to reflect that there are no sales charges associated with Institutional Class and Administrative Class shares and any different operating expenses associated with these newer classes, such as lower 12b-1 distribution and servicing fees and/or administrative fee charges.

          AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999*

                                           SINCE INCEPTION   INCEPTION     INCEPTION
                                             OF PORTFOLIO     DATE OF    DATE OF CLASS
    PORTFOLIO         CLASS**      1 YEAR    (ANNUALIZED)    PORTFOLIO
---------------------------------------------------------------------------------------
90/10 Portfolio           Class A   N/A         16.91%        9/30/98        9/30/98
                          Class B   N/A         18.03%                       9/30/98
                          Class C   N/A         22.03%                       9/30/98
                    Institutional   N/A         24.17%(#)                     3/1/99
                   Administrative   N/A         23.94%(#)                     3/1/99
---------------------------------------------------------------------------------------
60/40 Portfolio           Class A   N/A          9.17%        9/30/98        9/30/98
                          Class B   N/A          9.83%                       9/30/98
                          Class C   N/A         13.82%                       9/30/98
                    Institutional   N/A         15.95%(#)                     3/1/99
                   Administrative   N/A         15.74%(#)                     3/1/99
---------------------------------------------------------------------------------------
30/70 Portfolio           Class A   N/A          2.11%        9/30/98        9/30/98
                          Class B   N/A          1.29%                       9/30/98
                          Class C   N/A          5.27%                       9/30/98
                    Institutional   N/A          7.32%(#)                     3/1/99
                   Administrative   N/A          7.12%(#)                     3/1/99
---------------------------------------------------------------------------------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Portfolio Prospectus.

** Institutional Class and Administrative Class total return presentations for the Portfolios for periods prior to the Inception Date of these classes reflect the prior performance of Class A shares, adjusted to reflect that there are no sales charges associated with Institutional Class and Administrative Class shares. The adjusted performance also reflects any different operating expenses associated with the newer classes. These include (i) 12b-1 distribution and servicing fees, which are the same for Class A and the Administrative Class but are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class A charges for the Institutional and Administrative Classes (a differential of .30% per annum).

(#) WHERE NOTED, THE METHOD OF ADJUSTMENT USED IN THE TABLE ABOVE FOR PERIODS PRIOR TO THE INCEPTION DATE OF THE NOTED CLASSES OF THE PORTFOLIOS RESULTED IN PERFORMANCE FOR THE PERIOD SHOWN WHICH IS HIGHER THAN IF THE HISTORICAL CLASS A SHARE PERFORMANCE WERE NOT ADJUSTED TO REFLECT THE LOWER OPERATING EXPENSES OF THE NEWER CLASS. The following table shows the lower performance figures that would be obtained if the performance for the newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of Class A shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of Class A shares adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

                  TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999
            (with no adjustment for operating expenses of the noted
              classes for periods prior to their inception dates)

                                           SINCE INCEPTION
                                             OF PORTFOLIO
    PORTFOLIO         CLASS**      1 YEAR    (ANNUALIZED)
----------------------------------------------------------
90/10 Portfolio     Institutional   N/A             23.89%
                   Administrative   N/A             23.79%
----------------------------------------------------------
60/40 Portfolio     Institutional   N/A             15.11%
                   Administrative   N/A             15.08%
----------------------------------------------------------
30/70 Portfolio     Institutional   N/A              7.08%
                   Administrative   N/A              6.99%
----------------------------------------------------------


     Performance information for a Fund or Portfolio may also be compared to:
(i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Sub-Advisers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Sub-Advisers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Sub-Advisers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or Portfolios, the Adviser or the Sub-Advisers, should be considered in light of the Funds' or Portfolios' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     The total return of each class (and yield of each class in the case of the Renaissance Fund and the 30/70 Portfolio) may be used to compare the performance of each class of a Fund's or Portfolio's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

     The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 380 industrial, 10 transportation, 39 utilities and 71 financial services concerns. The S&P 500 represents about 73% of the market value of all issues traded on the New York Stock Exchange.

     The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of February 26, 1999, approximately 25% of the 400 stocks were stocks listed on the National Association of

Securities Dealers Automated Quotations ("NASDAQ") system, 73% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.54 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1998, the U.S. equity market capitalization represented approximately 40% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds and Portfolios, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1973 through 1999 (as well as a cumulative return and average annual return for this period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                              Consumer Price
        Period                S&P 500        Treasury Bills        Index
-----------------------  ------------------  ---------------  ---------------

1973                                 -14.7              6.9              8.8
1974                                 -26.5              8.0             12.2
1975                                  37.2              5.8              7.0
1976                                  23.8              5.0              4.8
1977                                  -7.2              5.1              6.8
1978                                   6.5              7.2              9.0
1979                                  18.4             10.4             13.3
1980                                  32.4             11.2             12.4
1981                                  -4.9             14.7              8.9
1982                                  21.4             10.5              3.8
1983                                  22.5              8.8              3.8
1984                                   6.3              9.9              3.9
1985                                  32.2              7.7              3.8
1986                                  18.5              6.1              1.1
1987                                   5.2              5.5              4.4
1988                                  16.8              6.3              4.4
1989                                  31.5              8.4              4.6
1990                                  -3.2              7.8              6.1
1991                                  30.5              5.6              3.1
1992                                   7.7              3.5              2.9
1993                                  10.1              2.9              2.7
1994                                   1.3              3.9              2.7
1995                                  37.4              5.6              2.7
1996                                  23.1              5.2              3.3
1997                                  33.4              5.3              1.7
1998                                  28.6              4.9              1.6
1999                                  21.0              4.7              2.7
-----------------------------------------------------------------------------
Cumulative Return
1973-1999                         3,839.47%           477.8%           264.0%
-----------------------------------------------------------------------------
Average Annual Return
1973-1999                            15.18%             7.0%             5.1%
-----------------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

          P\\t\\ =  [ 1- rd  ]
                        ---
                    [   360  ]
                  where,
                         r = decimal yield on the bill at time t (the average of bid and ask quotes); and
                         d =  the number of days to maturity as of time t.

    Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1999 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                           Small      Mid-Size     Large
Period                   Companies   Companies   Companies
-----------------------  ----------  ----------  ----------
1981 (2/28 -12/31)             1.8        10.6        -2.5
1982                          25.0        22.7        21.4
1983                          29.1        26.1        22.5
1984                          -7.3         1.2         6.3
1985                          31.1        36.0        32.2
1986                           5.7        16.2        18.5
1987                          -8.8        -2.0         5.2
1988                          24.9        20.9        16.8
1989                          16.2        35.6        31.5
1990                         -19.5        -5.1        -3.2
1991                          46.1        50.1        30.5
1992                          18.4        11.9         7.7
1993                          18.9        14.0        10.1
1994                          -1.8        -3.6         1.3
1995                          28.4        30.9        37.6
1996                          16.5        19.2        22.9
1997                          22.8        32.3        33.4
1998                          -2.6        19.1        28.6
1999                         21.26       14.72       21.04
-----------------------------------------------------------
Cumulative Return
2/28/81-12/31/99            882.79%   2,061.89%   1,978.23%
-----------------------------------------------------------
Average Annual Return
2/28/81-12/31/99              12.9%      17.73%      17.48%
-----------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information, data concerning the average price-to-earnings ("P/E") ratios of "Value Stocks" and "Growth Stocks." For these purposes, the P/E ratios of Value Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Value Index, and the P/E ratios of Growth Stocks are measured by the P/E ratios of the stocks comprising the Russell 1000 Growth Index. Both the Russell 1000 Value Index and Russell 1000 Growth Index are unmanaged indexes, and it is not possible to invest directly in either index. The table below sets forth the average P/E ratio of Value Stocks and the Average P/E ratio of Growth Stocks for the period beginning December 31, 1992 and ending March 31, 2000.

                          Average P/E ratio
                         -------------------
Period
Ending               Growth Stocks  Value Stocks
-------------------  -------------  ------------
12/31/92                     21.76         21.40
 3/31/93                     21.59         22.36
 6/30/93                     20.86         21.41
 9/30/93                     20.25         21.05
12/31/93                     18.33         17.84
 3/31/94                     18.07         17.69
 6/30/94                     16.70         16.31
 9/30/94                     15.98         15.28
12/31/94                     15.98         14.97
 3/31/95                     15.80         14.62
 6/30/95                     16.50         14.87
 9/30/95                     17.85         16.17
12/31/95                     17.91         15.82
 3/31/96                     18.24         16.07
 6/30/96                     18.57         15.93

                          Average P/E ratio
                         -------------------
Period
Ending               Growth Stocks  Value Stocks
-------------------  -------------  ------------
 9/30/96                     18.88         15.80
12/31/96                     20.45         17.03
 3/31/97                     20.28         16.78
 6/30/97                     22.85         18.44
 9/30/97                     23.80         19.60
12/31/97                     22.93         19.06
 3/31/98                     26.46         21.32
 6/30/98                     26.55         20.69
 9/30/98                     25.77         19.31
12/31/98                     31.31         22.92
 3/31/99                     39.46         24.33
 6/30/99                     45.05         25.93
 9/30/99                     43.93         23.80
12/31/99                     52.31         23.60
  3/3/00                     55.58         22.94
 6/30/00                     54.43         22.66

     Advertisements and information relating to the Growth Fund may use data comparing the performance of a hypothetical investment in Growth Stocks, Value Stocks, "Bonds" and "Savings Accounts." For these purposes, the performance of an investment in "Bonds" is measured by the Lehman Aggregate Bond Index, an unmanaged index representative of the U.S. taxable fixed income universe. It is not possible to invest in this index. The performance of an investment in "Savings Accounts" is measured by the return on 3-month U.S. Treasury bills. Similarly, advertisements and information relating to the Renaissance Fund may use data comparing the performance of a hypothetical investment in "Stocks," Bonds and Savings Accounts. For these purposes, the performance of the investment in "Stocks" is measured by the S&P 500, while the performance of Bonds and Savings Accounts is measured as discussed above. The table below sets forth the value at March 31, 2000 of a hypothetical $10,000 investment in Stocks, Growth Stocks, Value Stocks, Bonds and Savings Accounts made at March 31, 1980.


Asset Category      March 31, 2000 Value of $10,000 Investment made at March 31, 1980
------------------  -----------------------------------------------------------------

Growth Stocks                             $300,600
Value Stocks                              $237,924
Stocks                                    $286,384
Bonds                                     $ 75,828
Savings Accounts                          $ 37,929

     Advertisements and information may compare the average annual total return of the Growth, Renaissance and Innovation Funds with that of the Lipper Growth Fund Average, Lipper Equity Income Fund Average and Lipper Science & Technology Fund Average, respectively. The Innovation Fund may also be compared to the S&P
500. The Lipper Growth Fund Average is a total-return performance average of funds that are tracked by Lipper, Inc. and have an investment objective of long-term growth. The Lipper Equity Income Fund Average is a total-return performance average of funds tracked by Lipper that have an investment objective of income and growth through investment in stocks. The Lipper Science and Technology Fund Average is a total-return performance average of funds tracked by Lipper with an investment objective of capital appreciation through investment in technology-oriented companies. None of the averages take into account sales charges. It is not possible to invest directly in the averages. The average annual total return of the Growth Fund, the Renaissance Fund, the Innovation Fund, the Lipper Growth Fund Average, the Lipper Equity Income Fund Average and the Lipper Science and Technology Fund Average are set forth below. The inception date of the Growth and Opportunity Funds is February 24, 1984.
The inception date of the Innovation Fund is December 27, 1994. The inception date of the Mid-Cap Fund is August 26, 1991.


                                               Average Annual Total Return
                                              (for periods ending 3/31/00)
                                        --------------------------------------
                                                                                   Fund
                                        1 Year   3 Years   5 Years   10 Years   Inception
                                        -------  --------  --------  ---------  ----------
Growth Fund                              44.25%    40.61%    30.91%     21.20%      20.56%
Lipper Large-Cap Growth Fund Average     38.08%    36.45%    29.39%     20.07%      17.96%

Renaissance Fund                          4.95%    18.71%    20.80%     14.96%      13.79%
Lipper Multi-Cap Value Fund Average       7.97%    12.96%    16.32%     13.40%      13.40%

Innovation Fund                         165.41%    89.10%    57.75%        --       56.50%
Lipper Science and Technology           137.75%    68.77%    44.10%        --       43.65%
  Fund Average
S&P 500                                  17.94%    27.40%    26.76%        --       27.58%

Opportunity Fund                        101.15%    34.75%    23.80%     24.00%      20.86%
Lipper Small-Cap Growth                  93.41%    37.34%    23.03%     20.03%      15.74%
  Fund Average

Target Fund                             121.55%    50.52%    35.84%        --       29.42%
Lipper Multi-Cap Growth Fund             65.13%    40.24%    30.23%        --       22.60%
  Average

Capital Appreciation Fund                32.40%    27.28%   `27.11%        --       20.27%
Lipper Muti-Cap Core                     25.51%    23.13%    21.96%        --       17.05%
  Fund Average

Mid-Cap Fund                             53.09%    26.22%    25.39%        --       19.50%
Lipper Mid-Cap Core                      25.51%    23.13%    21.96%        --       18.29%
  Fund Average

     From time to time, the Trust may use, in its advertisements and other information, data comparing the average annual total return of "Small-Caps," which are stocks represented by the Ibbotson's U.S. Small Company Stock Total Return Index, and "Large-Caps," which are stocks represented by the Ibbotson's Large Company Stock Total Return Index. Both indexes are unmanaged indexes, and it is not possible to invest directly in either index. For example, for the period from December 31, 1925 through December 31, 1999, the average annual total return of Small-Caps was 12.6%, and for Large-Caps was 11.3%.

     Advertisements and other information and other information relating to the Funds may list the annual total returns of certain asset classes during specified years. In such advertisements, the return of "Small Company Stocks" will be measured by the Russell 2000 Index of small company stocks, the returns of "Large Company Stocks" will be measured by the S&P 500, and the return of "Intermediate-Term Government Bonds" will be measured by a one-bond portfolio with a 5-year maturity as measured by Ibbotson Associates.

     Advertisements and other information relating to the Innovation Fund may include information pertaining to the number of home internet subscriptions and cellular phone users and sales of personal computers.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1997/1998 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year.

The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.


POTENTIAL COLLEGE COST TABLE

Start      Public     Private   Start  Public   Private
Year       College    College   Year   College  College
---------  ---------  --------  -----  -------  -------
1997         $13,015   $57,165   2005  $16,487  $72,415
1998         $13,406   $58,880   2006  $16,982  $74,587
1999         $13,808   $60,646   2007  $17,491  $76,825
2000         $14,222   $62,466   2008  $18,016  $79,130
2001         $14,649   $64,340   2009  $18,557  $81,504
2002         $15,088   $66,270   2010  $19,113  $83,949
2003         $15,541   $68,258   2011  $19,687  $86,467
2004         $16,007   $70,306   2012  $20,278  $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each category* during the period from 1974 through 1999 was:

                Stocks:   15.2%
                Bonds:     9.2%
                T-Bills:   6.9%
                Inflation: 5.1%

     * Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2000 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the period from 1980 through 1999, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -4.9% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -1.00% to 28.19% over the same period. The average annual returns of each investment category* for each of the years from 1980 through 1999 is set forth in the following table.

                                                 MIXED
 YEAR   STOCKS   BONDS   T-BILLS   INFLATION   PORTFOLIO
------  -------  ------  --------  ----------  ----------

1980     32.42%   2.61%    11.24%      12.40%      14.17%
1981     -4.91%  -0.96%    14.71%       8.94%       0.59%
1982     21.41%  43.79%    10.54%       3.87%      28.19%
1983     22.51%   4.70%     8.80%       3.80%      12.64%
1984      6.27%  16.39%     9.85%       3.95%      11.03%
1985     32.16%  30.90%     7.72%       3.77%      26.77%
1986     18.47%  19.85%     6.16%       1.13%      16.56%
1987      5.23%  -0.27%     5.46%       4.41%       3.08%
1988     16.81%  10.70%     6.35%       4.42%      12.28%
1989     31.49%  16.23%     8.37%       4.65%      20.76%
1990     -3.17%   6.87%     7.52%       6.11%       2.98%
1991     30.55%  19.79%     5.88%       3.06%      21.31%
1992      7.67%   9.39%     3.51%       2.90%       7.53%
1993     10.06%  13.17%     2.89%       2.75%       9.84%
1994      1.31%  -5.76%     3.90%       2.67%      -1.00%
1995     37.40%  27.20%     5.60%       2.70%      26.90%
1996     23.10%   1.40%     5.20%       3.30%      10.84%
1997     33.40%  12.90%     7.10%       1.70%      19.94%
1998     28.58%  10.76%     4.86%       1.61%      16.70%
1999     21.00%  -7.40%     4.70%       2.70%        5.9%

         * Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions.
         Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 2000 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

Investment           Annual        Total       Total
Period            Contribution  Contribution   Saved
----------------  ------------  ------------  --------

      30 Years         $ 1,979      $ 59,370  $200,000
      25 Years         $ 2,955      $ 73,875  $200,000
      20 Years         $ 4,559      $ 91,180  $200,000
      15 Years         $ 7,438      $111,570  $200,000
      10 Years         $13,529      $135,290  $200,000

     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund or Portfolio of PIMCO Funds: Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds or Portfolio of PIMCO
     Funds: Multi-Manager Series should be aware that certain of the Funds and Portfolios of PIMCO Funds: Multi-Manager Series have experienced and may experience in the future periods of negative growth.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1998:

                                    % of Income for Individuals
                                  Aged 65 Years and Older in 1997*
                                  -------------------------------

                                  Social Security
                  Year            and Pension Plans        Other
                  ----            -----------------        -----

                  1997                         43%           57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds and Portfolios may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Sub-Advisers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Sub-Advisers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds and Portfolios.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds or Portfolios over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Sub-Advisers who assist with portfolio management and research activities on behalf of the Funds.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMS which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Sub-Advisers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

COMPLIANCE EFFORTS RELATED TO THE EURO

     A computer system problem may arise in conjunction with the recent and ongoing introduction of the euro. Whether introducing the euro to financial companies' systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

      Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds and Portfolios have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund and Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds and Portfolios, then only shareholders of the Fund(s) or Portfolio(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund or Portfolio will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     The Portfolios will vote shares of each Underlying PIMCO Fund which they own in their discretion in accordance with their proxy voting policies.

CERTAIN OWNERSHIP OF TRUST SHARES

     As of March 15, 2000, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and Portfolio and of the Trust as a whole. Appendix B list persons who own of record or beneficially 5% or more of the noted class of shares of the Funds, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

CUSTODIAN

     State Street Bank & Trust Co. ("State Street"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds and Portfolios, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

CODES OF ETHICS

     The Trust, PIMCO Advisors, Cadence, NFJ, Parametric, Blairlogie and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds or Portfolios.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds and Portfolios. PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

     PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust's Class A, Class B, Class C and Class D shares. National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust's Institutional and Administrative Class shares.

LEGAL COUNSEL

     Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as legal counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Audited financial statements for the Funds, as of June 30, 1999, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated August 13, 1999, are incorporated by reference from the Trust's five June 30, 1999 Annual Reports. One Annual Report (the "Retail Annual Report") corresponds to the Class A, B and C Prospectus, another (the "Institutional Annual Report") corresponds to the Institutional Prospectus, another (the "Class D Annual Report") corresponds to the Class D Prospectus, another (the "Retail Portfolio Annual Report") corresponds to the Retail Portfolio Prospectus and the fifth (the "Institutional Portfolio Annual Report") corresponds to the Institutional Portfolio Prospectus. The Trust's June 30, 1999 Annual Reports were filed electronically with the SEC on September 9, 1999 (Accession No. 0001017062-99-001593).

     Unaudited financial statements for the Select Growth, Growth & Income and Target Funds ONLY, as of December 31, 1999, for the period then ended, including notes thereto, are incorporated by reference from the Trust's December 31, 1999 Semi-Annual Reports for Institutional and Administrative Class shares and for Class A, B and C shares. The Trust's December 31, 1999 Semi-Annual Reports were filed electronically with the SEC on March 7, 2000 (Accession No. 0001017062-00-000663). No information from the Semi-Annual Reports is incorporated by reference herein with respect to any other series of the Trust.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Sub-Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

     CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     CORPORATE SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

     CORPORATE AND MUNICIPAL BOND RATINGS

     Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     Speculative Grade

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.:  Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     COMMERCIAL PAPER RATING DEFINITIONS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated B are regarded as having only speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B

                       CERTAIN OWNERSHIP OF TRUST SHARES

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
PIMCO CAPITAL APPRECIATION FUND

Institutional
Donaldson Lufkin & Jenrette**                       2,139,263.644                  13.29%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Charles Schwab & Co., Inc. - Reinvest **            2,118,544.866                  13.16%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

MAC & Co. A/C ALNF5039832                             999,870.979                   6.21%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

ADMINISTRATIVE
Certain Employee (Fidelity) **                      2,527,889.941                  31.43%
100 Magetian KWIC
Covington, Kentucky  41015

Invesco Trust Company FBO                           2,448,186.814                  30.44%
Reynolds & Reynolds 401k Plan
P. O. Box 77405
Atlanta, Georgia  30357

First Union National Bank **                        1,278,244.980                  15.90%
401 S. Tryon Street, FRB-3
Charlotte, North Carolina  28202

New York Life Trust Company **                        435,271.898                   5.41%
51 Madison Avenue, Room 117A
New York, New York  10010

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **           804,134.927                  25.17%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Carn & Co. 02087501                                   602,020.485                  18.84%
American Yazaki Employee Savings
and Retirement Plan
Attn:  Mutual Funds - Star
P. O. Box 96211
Washington, D.C.  20090-6211

Prudential Bank & Trust Co.                           223,140.498                   6.98%
Defined Contribution Plan
FBO Plan Participants
30 Scranton Office Park
Scranton, Pennsylvania  18507-1755

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **           398,906.767                  16.35%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **           428,941.317                  13.58%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**               15,388.433                  99.00%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO ENHANCED EQUITY FUND

INSTITUTIONAL
CMTA-GMPP & Allied Workers Pension                    413,340.550                  25.09%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local #19 Pension Trust                           298,527.827                  18.12%
Attn: Allied Administrators Inc.
777 Davis Street
San Francisco, California  94126-2500

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
California Race Track Association                     222,004.290                  13.47%
P.O. Box 67
LaVerne, California  91750

Asbestos Workers Local #87                            153,252.951                   9.30%
Employee Defined Contribution Pension Trust
1635 N.E. Loop 410, #700
San Antonio, Texas  78209

90/10 Portfolio                                       137,445.837                   8.34%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

Fort Wayne Newspaper Inc.                             125,829.775                   7.64%
600 W. Main Street
Fort Wayne, Indiana  46802

60/40 Portfolio                                        99,353.077                   6.03%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

PIMCO EQUITY INCOME FUND

INSTITUTIONAL
Bank of New York Western Trust Co.                  1,462,833.175                  17.03%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

AM Castle & Co Emp Pension Equity Seg               1,439,294.708                  16.76%
A/C #22-39912
P.O. Box 92956
Chicago, Illinois  60675-2956

Miter & Co.                                         1,272,142.068                  14.81%
C/O Marshall & Ilsley Trust Co. (Plymouth Tube)
P.O. Box 2977
Milwaukee, Wisconsin  53201

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Northern Trust Co. TTEE FBO                           806,643.115                   9.39%
Mazda Motor of America
A/C #22-89188
P.O. Box 92956
Chicago, Illinois  60675-2956

Northern Trust Company as Trustee for                 794,636.801                   9.25%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

ADMINISTRATIVE
First Union National Bank  **                         490,506.697                  62.54%
401 S. Tyon Street, FRB-3
CMG Fiduciary Operations Funds Group
Mail Code CMG-2-1151
Charlotte, North Carolina  28288-1151

Invesco Trust Co. TTEE                                171,568.887                  21.87%
Pasco Acquisition Inc. & Affiliates 401k Plan
P.O. Box 77405
Atlanta, Georgia  30357

Invesco Trust Co. TTEE FBO Lykes Retirement            97,558.808                  12.44%
Savings Plan
P.O. Box 77405
Atlanta, Georgia  30357

CLASS A
Carn & Co. **                                         277,136.563                  23.00%
USI Insurance Services Corporation
401(k) Plan
P.O. Box 96211
Washington, D.C.  20090-6211

Merrill Lynch Pierce Fenner & Smith Inc. **           158,689.905                  13.17%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Khosrow B. Semnani                                    104,042.948                   8.64%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **           176,234.552                  13.20%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **           151,521.085                  10.83%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest **                9,796.940                 100.00%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO GLOBAL INNOVATION FUND

INSTITUTIONAL CLASS
PIMCO Advisors L.P.                                   300,000.000                 100.00%*
800 Newport Center Drive
Newport Beach, California  92660

PIMCO GROWTH FUND

INSTITUTIONAL CLASS
Pacific Mutual Life Insurance Co.                     219,034.270                  57.05%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California  92660

Bac Local #19 Pension Trust                            49,325.119                  12.85%
c/o Allied Administrators Inc.
777 Davis Street
San Francisco, CA  94111

Pacific Life Foundation                                37,155.061                   9.68%
Attn:  Michele Myszka
700 Newport Center Drive
Newport Beach, California  92660

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
90/10 Portfolio                                        28,087.976                   7.32%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE CLASS
Chase Bank of Texas, N.A. Trustee                     271,907.885                  61.35%
1111 Fannin, 10th Floor
Houston, Texas  77002

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**            486,880.155                   7.20%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**          1,310,696.010                  23.31%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**          8,904,696.782                  12.66%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INNOVATION FUND

INSTITUTIONAL CLASS
Pacific Mutual Life Insurance Co.                     139,148.627                  46.76%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California  92660

PIMCO Advisors 401(k) Savings & Invest. Plan           64,672.210                  21.73%
c/o Carn & Co.
P.O. Box 96211
Washington, D.C.  20090

Alpine Trust & Asset Management                        38,105.816                  12.81%
225 North 5th Street
Grand Junction, Colorado  81501

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Pacific Life Foundation                                17,490.937                   5.88%
Attn:  Michele Myszka
700 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE CLASS
PIMCO Advisors L.P.                                       100.301                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**          2,642,995.254                  15.85%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**          3,253,751.721                  15.63%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**          4,128,680.231                  13.98%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest.**              662,906.935                  71.91%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO INTERNATIONAL FUND

INSTITUTIONAL
90/10 Portfolio                                       283,734.859                  56.51%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
60/40 Portfolio                                       181,573.461                  36.16%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

30/70 Portfolio                                        36,832.427                   7.34%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Trout Trading Fund Pledged Coll.                      153,102.337                   6.84%
A/C for Credit Lyonnais
c/o Prudential Securities Inc.
Washington Mall One
Church Street, 4th Floor
Hamilton HM11

Merrill Lynch Pierce Fenner & Smith Inc.**            152,404.873                   6.81%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**            109,427.204                  11.64%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**            988,288.561                  10.50%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INTERNATIONAL GROWTH FUND

INSTITUTIONAL
PIMCO Advisors L.P.                                   348,273.405                  58.40%*
800 Newport Center Drive, 6th Floor
Newport Beach, CA  92660

Charles Schwab & Co., Inc. - Reinvest.**              236,489.595                  39.65%*
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
PIMCO MEGA-CAP FUND

INSTITUTIONAL
PIMCO Advisors L.P.                                   300,100.418               100.00%*
800 Newport Center Drive, 6th Floor
Newport Beach, California  92660

PIMCO MICRO-CAP FUND

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest.**            1,819,521.738                  19.04%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Dominion Resources                                  1,572,192.506                  16.45%
c/o Bost & Co.
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

University of Southern California                   1,054,372.511                  11.04%
Treasurer's Office
University Park, BKS 402
Los Angeles, California 90089-2541

Oberlin College                                       984,714.133                  10.31%
c/o Mac & Co.
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Public Service of New Mexico                          883,353.905                   9.25%
c/o Mac & Co.
P. O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

U.S. Bank National Assoc. Custodian                   676,025.739                   6.50%
Comm. Invest Group-Cadence
Trust Mutual Funds
P.O. Box 64010
St. Paul, Minnesota  55164

The Northern Trust Company Trustee                    599,955.053                   5.77%
Toyota Directed Retirement Trust
P.O. Box 92956
Chicago, Illinois  60675

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
ADMINISTRATIVE
Centurion Trust Company                                89,390.375                  37.50%
FBO Omnibus/Centurion Capital Management
2425 EB Camelback Road, Suite 530
Phoenix, Arizona  85016

Northern Trust as Trustee for                          87,391.742                  36.67%
Sunday School Board
dba LifeWay Christian Resources
P.O. Box 92956
Chicago, Illinois  60675

New York Life Trust Company **                         56,020.438                  23.50%
51 Madison Avenue, Room 117A
New York, New York  10010

PIMCO GROWTH & INCOME FUND***

INSTITUTIONAL
IFTC as Custodian for                                 148,223.759                  40.20%*
John W. Barnum
c/o McGuire Woods
901 E. Cary Street
Richmond, VA  23219-4057

PIMCO Advisors L.P.                                   193,566.201                  52.50%*
800 Newport Center Dr., 6th Floor
Newport Beach, California  92660

PIMCO MID-CAP FUND

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest **            5,468,354.130                  25.93%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Norwest Bank Minnesota NA Custodian FBO             1,629,566.599                   7.73%
Parkview Memorial Hospital
c/o Mutual Fund Processing
733 Marquette Avenue MS 0036
Minneapolis, Minnesota  55479-0036

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Ameritech Savings Plan for Salaried Employees       1,386,617.149                   6.57%
c/o State Street Bank & Trust Co. as Trustee
105 Rosemont Road
Westwood, Massachusetts  02090

ADMINISTRATIVE
Certain Employee (Fidelity) **                      2,144,318.319                  49.45%
100 Magellan KW1C
Covington, Kentucky  41015

UMB TTEE FBO Andrew Profit Sharing Trust              400,418.354                   9.23%
JP Morgan/American Century
P.O. Box 419784
Kansas City, Missouri  64141

First Union National Bank **                          313,451.902                   7.23%
401 S. Tryon Street, FRB-3
Charlotte, North Carolina  28202

New York Life Trust Company                           267,765.963                   6.17%
51 Madison Avenue
Room 117A
New York, New York  10010

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **         2,526,663.961                  48.12%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **           636,306.600                  21.54%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **           568,958.887                  16.03%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS D
Charles Schwab & Co., Inc. - Reinvest.**               11,983.271                  99.80%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO OPPORTUNITY FUND

INSTITUTIONAL CLASS
LaSalle Bank, N.A., Custodian                         257,853.052                  40.54%
AMFAC - 408039428
P.O. Box 1443
Chicago, Illinois  60690

Pacific Mutual Life Insurance Co.                     132,145.995                  20.78%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California  92660

West Central Initiative Endowment                     108,991.329                  17.14%
c/o Norwest Bank MN NA
P.O. Box 1533
Minneapolis, Minnesota  55480

AAR Corp.                                              72,647.841                  11.42%
c/o Northern Trust Co.
P.O. Box 92956
Chicago, Illinois  60675

ADMINISTRATIVE CLASS
Chase Bank of Texas, N.A., Trustee                    232,586.034                  75.86%
1111 Fannin, 10th Floor
Houston, Texas  77002

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**            718,876.042                  15.28%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

American Express Trust Company                        541,136.684                  11.50%
FBO WESCO Distribution Inc.
Retirement Savings Plan
733 Marquette Avenue
Minneapolis, Minnesota  55402-2309

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**          3,147,845.871                  21.08%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO RENAISSANCE FUND

INSTITUTIONAL CLASS
National Investor Services Corp.                        8,079.041                  99.14%
for the Exclusive Benefit of our Customers
55 Water Street, 32nd Floor
New York, New York  10041

ADMINISTRATIVE
MetLife Defined Contribution Group                     44,292.988                  91.62%
c/o Chase Manhattan Bank Trustee
770 Broadway, 10th Floor
New York, New York  10003

Eastern Bank & Trust FBO APB                            4,053.162                   8.38%
217 Essex Street
Salem, Massachusetts  01970

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**            700,084.195                  14.59%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**          1,438,509.306                  21.70%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**          3,487,212.624                  14.87%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS D
Charles Schwab & Co., Inc. - Reinvest.**                2,514.357                  46.92%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

National Investor Services Corp.                        2,094.762                  39.09%
for the Exclusive Benefit of our Customers
55 Water Street, 32nd Floor
New York, New York  10041

PIMCO Advisors L.P.                                       749.261                  13.98%
800 Newport Center Drive
Newport Beach, California  92660

PIMCO SELECT GROWTH FUND

INSTITUTIONAL
PIMCO Advisors L.P.                                    47,089.945                  76.15%*
800 Newport Center Dr., 6th Floor
Newport Beach, California  92660

National Financial Services Corp. for                  11,241.082                  18.18%
Exclusive Benefit of their Customers
P.O. Box 3908
Church Street Station
New York, New York  10008-3908

ADMINISTRATIVE
Donaldson Lufkin & Jenrette**                             921.965                  44.59%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303

PIMCO Advisors L.P.                                       542.018                  26.21%
800 Newport Center Dr., 6th Floor
Newport Beach, California  92660

Norwest Bank MN NA                                        435.087                  21.91%
FBO Hanna & Morton LLP Emp. 401K
2700 Snelling Avenue, Suite 300
Minneapolis, Minnesota  55479

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
National Financial Services Corp. for                     148.122                   7.16%
Exclusive Benefit of their Customers
P.O. Box 3908
Church Street Station
New York, New York  10008-3908

PIMCO SMALL-CAP VALUE FUND

INSTITUTIONAL
Charles Schwab & Co., Inc. Rein**                     141,062.248                   6.64%
Attn:  Mutual Funds Dept
101 Montgomery Street
San Francisco, California  94104-4122

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
PIMCO Advisors 401(k) Savings & Invest. Plan          140,252.700                   6.60%
c/o Carn & Co.
P.O. Box 96211
Washington, D.C.  20090

Empire Health Systems 403(b) Low Risk Acct.           133,801.219                   6.29%
c/o US Bank National Association
P.O. Box 64010
St. Paul, Minnesota  55164

Donaldson Lufkin & Jenrette**                         128,750.806                   6.06%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

Wendel & Co.                                          119,905.985                   5.64%
c/o The Bank of New York
P.O. Box 1066, Wall Street Station
New York, New York  10268

ADMINISTRATIVE
National Financial Services Corporation for the       261,387.842                  26.38%
Exclusive Benefit of Our Customers**
1 World Trade Center
200 Liberty Street
New York, New York  10281

First Union National Bank **                          199,580.332                  20.14%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina 28288-1151

Norwest Bank MN NA FBO                                 62,000.892                   6.26%
Heller Financial Corp. Def. Comp. #13581311
P.O. Box 1533
Minneapolis, Minnesota  55480-1533

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **         2,329,389.869                  30.08%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Norwest Bank MN NA                                    789,303.936                  10.19%
Dain Rauscher Retirement Plan
#13281312 DTD 1/97
Attn:  EBS MS 0035
510 Marquette, Suite 500
Minneapolis, Minnesota  55479-0035

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **         1,199,415.033                  27.37%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **         1,282,728.727                  24.32%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO STRUCTURED EMERGING MARKETS FUND

INSTITUTIONAL
Rhode Island Foundation                               955,315.005                  24.19%
Attn:  Michael Jenkenson
70 Elm Street
Providence, Rhode Island  02903

Berklee College of Music, Inc.                        562,163.537                  14.24%
1140 Boylston Street
Boston, Massachusetts  02215-3693

Hartford Foundation                                   356,606.997                   9.03%
159 E. Main Street
Rochester, New York  14638

Munsen-Williams-Proctor Institute                     317,937.259                   8.05%
Attn:  Anthony Spiridigloizzi
310 Genesee Street
Utica, New York  13502

The Reeves Foundation                                 286,810.624                   7.26%
115 Summit Avenue
Summit, New Jersey  07901

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Brockton Health Corp. Endowment                       222,238.242                   5.63%
Attn:  Steven Connolly
680 Centre Street
Brockton, Massachusetts  02402-3395

Desert Mutual Retiree Med. & Life Pl. Tr.             214,378.592                   5.43%
60 East South Temple Street
Salt Lake City, Utah  84147

PIMCO TARGET FUND

INSTITUTIONAL CLASS
Pacific Mutual Life Insurance Co.                     234,099.426                  54.13%
Employees Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California  92660

BAC Local #19 Pension Trust                            47,948.427                  11.09%
c/o Allied Administrators Inc.
777 Davis Street
San Francisco, California  94111

90/10 Portfolio                                        46,207.436                  10.68%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

Pacific Life Foundation                                41,851.610                   9.38%
Attn:  Michele Myszka
700 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                        27,104.339                   6.27%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**          1,433,986.893                  14.68%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**          1,786,075.319                  27.69%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**         13,913,212.365                  24.00%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO TAX-EFFICIENT EQUITY FUND

INSTITUTIONAL
Loni Austin Parrish UAW                                12,574.156                  13.13%
Joan D. Austin Dtd. 12-26-86
FBO Ashley Nicole Parrish
C/O Austin Industries
P.O. Box 1060
Newberg, Oregon 97132

Loni Austin Parrish UAW                                11,199.270                  11.69%
G. Kenneth Austin Jr. Dtd. 12-26-86
FBO Ashley Nicole Parrish
C/O Austin Industries
P.O. Box 1060
Newberg, Oregon 97132

Loni Austin Parrish UAW                                10,745.961                  11.22%
G. Kenneth Austin Jr. Dtd. 9-26-88
FBO Jessica Danielle Parrish
C/O Austin Industries
P.O. Box 1060
Newberg, Oregon 97132

Loni Austin Parrish UAW                                10,745.961                  11.22%
Joan D. Austin Dtd. 9-26-88
FBO Jessica Danielle Parrish
C/O Austin Industries
P.O. Box 1060
Newberg, Oregon 97132

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Scott N. Parrish                                        9,066.183                   9.46%
C/O Austin Industries
P.O. Box 1060
Newberg, Oregon  97132

US Bank National Association Custodian                  8,626.782                   9.01%
JD Gray Irrv. Trust FBO JGG Dtd. 5-13-99
Trust Mutual Funds #97349240
P.O. Box 64010
St. Paul, Minnesota  55164

US Bank National Association Custodian                  8,579.271                   8.96%
JD Gray Irrv. Trust FBO SWG Dtd. 5-13-99
Trust Mutual Funds #97349230
P.O. Box 64010
St. Paul, Minnesota  55164

US Bank National Association Custodian                  8,264.126                   8.63%
FBO T.G. Gearhart Dtd. 5-13-99
Trust Mutual Funds #97349260
P.O. Box 64010
St. Paul, Minnesota  55164

US Bank National Association Custodian                  7,921.337                   8.27%
JD Gray Irrv. Trust FBO M.E. Gray Dtd. 5-13-99
Trust Mutual Funds #97349250
P.O. Box 64010
St. Paul, Minnesota  55164

US Bank National Association Custodian                  7,425.686                   7.75%
JD Gray Irrv. Trust FBO GBH Dtd. 5-13-99
Trust Mutual Funds #97349270
P.O. Box 64010
St. Paul, Minnesota  55164

ADMINISTRATIVE
Centurion Trust Company                             1,093,145.712                  70.82%
FBO Omnibus/Centurion Capital Management
2425 EB Camelback Road, Suite 530
Phoenix, Arizona  85016

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**             79,532.318                  10.57%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
NFSC FEBO #0C8-332321                                  49,164.208                   6.54%
The Robb Charitable Trust
Richard A. Robb
U/A 09/04/1990
56 Pilgrim Road
Marblehead, Massachusetts  01945-1750

Dain Rauscher Inc. FBO                                 44,283.521                   5.89%
Michael G. King and Elizabeth W. King
Long Term Account JT TEN/WROS
14800 164th Place N.E.
Seattle, WA  98101

LEWCO Securities Corp.                                 42,824.236                   5.69%
FBO A/C #H10-690959-1-01
34 Exchange Place, 4th Floor
Jersey City, New Jersey  07311

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**            190,858.790                  21.88%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**            304,644.529                  23.66%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
PIMCO Advisors L.P.                                       932.836                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

PIMCO TAX-EFFICIENT STRUCTURED EMERGING MARKETS FUND

INSTITUTIONAL
Alscott Investments, LLC                            1,002,480.560                  16.03%
501 Baybrook Court
Boise, Idaho  83706



                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
Charles Schwab & Co., Inc. - Reinvest.**              729,222.679                  11.66%
The Schwab Building
101 Montgomery Street
San Franciso, California 94104-4122

Rede & Company (Weyerhaeuser)                         708,643.576                  11.33%
4380 S.W. Macadam, Suite 450
Portland, Oregon  97201

Waycrosse, Inc./International Equity Fund II          629,689.755                  10.07%
P. O. Box 9300, MS 28
Minneapolis, Minnesota  55440-9300

Ruby Trust                                            593,483.297                   9.49%
499 Park Avenue
New York, New York  10022

Alscott Investments, LLC                              483,727.227                   7.74%
501 Baybrook Court
Boise, Idaho  83706

Topaz Trust                                           351,055.597                   5.61%
499 Park Avenue
New York, New York  10022

PIMCO VALUE FUND

INSTITUTIONAL
Pacific Mutual Life Insurance Co.                   1,124,638.355                  22.57%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension Trust              896,538.909                  17.99%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local #19 Pension Trust                           647,511.208                  12.99%
Attn: Allied Administrators Inc.
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                               511,575.652                  10.27%
700 Newport Center Drive
Newport Beach, California  92660-6307

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
California Race Track Association                     447,403.850                   8.98%
P.O. Box 60014
Arcadia, California  91006-6014

90/10 Portfolio                                       310,139.719                   6.22%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

Fort Wayne Newspaper Inc.                             253,587.773                   5.09%
600 W. Main Street
Fort Wayne, Indiana  46802

CLASS A
Teamsters Union Loc. No. 52 Pension Fund              342,145.533                  20.18%
Attn:  Dennis Vadini
3150 Chester Avenue
Cleveland, Ohio  44114

Merrill Lynch Pierce Fenner & Smith Inc. **           114,119.438                   6.91%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **           507,889.898                  20.61%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **           477,037.129                   9.66%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc. - Reinvest **                1,322.192                  54.19%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

PIMCO Advisors L.P.                                       883.960                  36.23%
800 Newport Center Drive
Newport Beach, California  92660

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
90/10 PORTFOLIO

INSTITUTIONAL
PIMCO Advisors L.P.                                       974.818                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE
PIMCO Advisors L.P.                                       973.813                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Charles Baumstark and Daniel Baumstark TTEES           17,483.451                  19.28%
Herman Lumber Company Penion Plan DTD 1/1/99
603 Market Street, P.O. Box 500
Hermann, Missouri  65041

CLASS B
Donaldson Lufkin Jenrette                               9,397.462                   5.08%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

60/40 PORTFOLIO

INSTITUTIONAL
PIMCO Advisors 401(k) Savings & Invest. Plan            3,382.197                  76.90%
c/o Carn & Co.
P.O. Box 96211
Washington, D.C.  20090

PIMCO Advisors L.P.                                     1,015.730                  23.10%
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE
PIMCO Advisors L.P.                                     1,013.636                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS A
Charles Baumstark and Daniel Baumstark TTEES           70,274.372                  29.76%
Herman Lumber Company Pension Plan DTD 1/1/99
603 Market Street, P.O. Box 500
Hermann, Missouri  65041

BSDT CUST Rollover IRA FBO                             35,514.502                  15.04%
Edmund A. Louie
1165 Corvallis Drive
San Jose, California  95120

BSDT Cust. IRA                                         24,662.427                  10.45%
FBO Lloyd B. Bremer
7841 Bouma Circle
La Palma, CA  90623

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **            28,250.042                   8.19%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Painewebber For the Benefit of                         19,546.275                   5.67%
Painewebber FBO
Elizabeth B. Stoeffler
P.O. Box 3321
Weehawken, New Jersey  07087-8154

CLASS C
John H. & Susan Hutchison TTEES                        94,805.861                  11.78%
Jack & Susan Hutchison Living TR
DTD 10/30/1985
2441 Bayshore Drive
Newport Beach, California  92663

30/70 PORTFOLIO

INSTITUTIONAL
PIMCO Advisors L.P.                                     1,058.162                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE
PIMCO Advisors L.P.                                     1,055.575                 100.00%
800 Newport Center Drive
Newport Beach, California  92660

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
CLASS A
Stuart B. Crawford & Virginia Crawford                  7,637.878                  19.11%
JT TEN WROS NOT TC
4929 Whitcomb Drive
Madison, Wisconsin  53711

Donaldson Lufkin Jenrette                               6,843.885                  17.12%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

Donaldson Lufkin Jenrette                               5,603.816                  14.02%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303

Mei W. Quinn                                            5,387.525                  13.48%
TOD Howard Wong and Tom E. McGrath
Subject to FDISG TOD Rules
2425 W. New Street
Blue Island, Illinois  60406

Charles Baumstark and Daniel Baumstark TTEES            3,012.427                   7.54%
Hermann Lumber Company Pension Plan DTD 1/1/99
603 Market Street, P.O. Box 500
Hermann, Missouri  65041

Raymond James & Assoc. Inc.                             2,490.040                   6.23%
FAO Carolyn Union Grdn
FBO Jessica M. Pearce
A/C# 79537630
Route 3, Box 364
Lake City, Florida  32025

Raymond James & Assoc. Inc.                             2,490.040                   6.23%
FAO Carolyn Union Grdn
FBO Carolyn L. Pearce
A/C# 79537625 (Pass)
Route 3, Box 364
Lake City, Florida  32025

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
NFSC FEBO #ORP-030368                                   2,336.750                   5.85%
NFSC/FMTC IRA
FBO Jack A. Wedner
4729-D La Villa Marina
Marina del Rey, California  90292

CLASS B
BSDT CUST IRA                                          23,710.719                  14.75%
FBO Miriam P. Squillace
1941 E. River Road
Livingston, Montana  59047-9146

A. G. Edwards & Sons, Inc. C/F                         19,877.893                  12.37%
Dr. James R. Drake
IRA Account
3004 Brownwood Drive
Chattanooga, Tennessee  37404-6309

Merrill Lynch Pierce Fenner & Smith Inc. **            18,515.097                  11.52%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Janney Montgomery Scott, Inc.                          14,346.098                   8.93%
A/C 1021-6717
Joseph L. Abriola & Gloria C. Abriola JT TEN
1801 Market Street
Philadelphia, Pennsylvania  19103-1675

N. F. Verratti, Inc.                                   10,196.900                   6.34%
Profit Sharing Plan DTD 1-1-1983
Nicholas F. Verratti, Jr. TTEE
450 Knowlton Road
Media, Pennsylvania  19063

Joseph L. Abriola (IRA)                                 9,221.657                   5.74%
JMS Inc. CUST FBO
A/C 1021-6665
2 Steeplechase Lane
Blue Bell, Pennsylvania  19422-2460

CLASS C
Jeffrey Le B. Morse                                    53,703.028                  11.25%
P.O. Box 127
Sextonville, Wisconsin  53584

                                                     SHARES OF         PERCENTAGE OF
                                                     BENEFICIAL    OUTSTANDING SHARES OF
                                                     OWNERSHIP          CLASS OWNED
                                                   --------------  ----------------------
John P. Bohlman TTEE                                   46,011.071                   9.64%
Bohlman Drug Store Inc. PSP
1028 Wisconsin Ave.
Boscobel, Wisconsin  53805

Sheila T. Fitzgerald                                   45,237.196                   9.48%
1325 Buttermilk Lane
Reston, Virginia  20190

Rachel G. Pontzer                                      34,361.708                   7.20%
18040 33rd Place North
Minneapolis, Minnesota  55447

Louis D. Gura IRA                                      32,667.883                   6.84%
c/o First Clearing Corporation
85 Dogwood Terrace
Ramsey, New Jersey  07446

---------------------------------

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

**  Shares are believed to be held only as nominee.

*** The information for the Growth & Income Fund is as of July 23, 2000.